ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT, dated as of the 14th day of July, 2006 (the “Agreement”), is entered into by and among Tactical Air Defense Services, Inc. (“Parent”), Genesis Aviation Acquisition Inc., Resource Financial Aviation Holdings Inc., and OneSource Aviation Acquisition Inc. each a Nevada corporation and wholly owned subsidiary of Parent (each a “Subsidiary”, the Subsidiaries and Parent are each sometimes referred to herein as a “Purchaser”) as Purchasers and AeroGroup Incorporated, a Utah corporation (“AeroGroup”) and its wholly owned subsidiaries, Genesis Acquisition, Inc., Resource Financial Holdings Acquisition, Inc., and OneSource Acquisition, Inc., each a Delaware corporation, as sellers (each individually a “Seller Subsidiary”, the Seller Subsidiaries and AeroGroup each being sometimes referred to herein as a “Seller”).

RECITALS

A. The Sellers own certain military training aircraft, flight simulators, intellectual property and other assets intended for use in civilian training of military pilots and providing certain kinds of military aviation support and research (the “Business”).

B. The Sellers desire to sell to the Purchasers, and the Purchasers desire to purchase from the Sellers, certain assets relating to the Business, as further delineated on the schedules hereto(the “Purchased Assets”), on the terms and conditions hereinafter set forth.

C. The Purchaser Parent has agreed to assume certain liabilities of Sellers associated with the Business, which liabilities are specified in Section 1(d) below;

NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, in consideration of the foregoing recitals and the mutual promises, covenants and representations herein contained, hereby agree as follows:

1.  Purchase and Sale of Assets.

(a)  Purchased Assets. Upon the terms and subject to the conditions set forth herein, at the Closing (as defined below), the Sellers shall sell, assign, transfer, convey and deliver to Parent, and Parent shall acquire from the Sellers (or cause the appropriate Subsidiary to acquire), all right, title and interest in and to the following assets and properties of Sellers, which assets shall be allocated among the Purchasers as indicated on the schedules attached hereto:

(i)  Contracts. All rights and interests in, to and under the agreements and contracts relating to the Business which are enumerated and set forth in Schedule (a)(i) (the “Contracts”); provided, however, that Purchasers shall not be obligated to assume or perform any obligation or liability of Sellers pursuant to any contract or agreement except in accordance with Section 1(d) below.

(ii)  Intellectual Property. The term “Intellectual Property” shall mean all of Sellers’ intellectual property rights that are owned by or licensed to Sellers throughout the world, including, without limitation, all patents and applications therefore, all continuations as partial/divisional continuations thereon, know-how, unpatented inventions, plans, procedures, developments, trade secrets, formulas, marks, business and marketing plans, including, all copyright registrations, all other copyrights (registered and unregistered) and copyright applications, trademarks and trademark applications, photographs, artwork, illustrations, diagrams, service marks and applications therefore, all other intellectual property rights as set forth on Schedule 1(a)(ii), all names, trade names and applications therefore, and all names, fictitious names, logos, and slogans used by Sellers, the name(s) and names used by Sellers, including, without limitation, the Intellectual Property set forth on Schedule 1(a)(ii), hereto and any other intellectual property owned or transferable by Seller, in each case, wherever in the world that said rights or Intellectual Property may exist. whether such Intellectual Property rights are registered or not, and whether or not such Intellectual Property rights exist in common law, contract or by statute. Notwithstanding the forgoing, AeroGroup may continue, on a non-exclusive basis, to use the name “AeroGroup” other then in connection with the Business or with anything competitive with it.

(iii)  Licenses, Permits, and Approvals. All of Sellers’ worldwide licenses, permits, approvals, and authorizations of whatsoever kind and type, governmental or private, rights and licenses, issued, applied for, or pending, used in the conduct of or relating to the Business or in connection with any of Seller’s Intellectual Property, (the "Licenses and Permits").

(iv)  Books and Records. All of Seller's books and records with respect to the Purchased Assets and Business including, without limitation, operating handbooks, training manuals, drawings, flowcharts, charts, research, data, illustrations, teaching aids, manuals, and other technical papers (provided, however, that access to such records shall be provided to Buyer upon written request).

(v)  Confidential Information. All Computer programs and software developments, improvements, processes, techniques, methods, trade secrets and confidential information of any nature whatsoever pertaining to the Business or to the assets or properties of Sellers to be transferred pursuant to this Agreement, including, without limitation, all software and computer programs or data used in any aircraft, avionics, simulator or simulation software for whatever purpose.

(vi)  Rights. All rights (but not obligations) of Sellers under any agreement, purchase agreement, bill of sale, appraisal, or instrument used in connection with Sellers’ acquisition, financing, leasing or use of any of the Purchased Assets and any and all express or implied warranties from its suppliers, manufacturers, parts suppliers (OEM or otherwise) or of any person performing maintenance, renovations or modifications on any Purchased Asset.

(vii)  Furnishings and Equipment. All equipment, furniture, fixtures, spare parts, furnishings, vehicles, office equipment, telephones, telephone numbers, and all other tangible and intangible personal property, wherever located, owned by Seller and used or intended for use by it in connection with the Business as set forth on Schedule 1(a)(ix).

(viii)  Aircraft. All of the aircraft set forth on Schedule 1(a)(x) and all related parts, avionics, manuals, flight logs, maintenance logs, engine logs, avionics or other logs or records, permits, rights to import, export or operate, airworthiness or similar certificates, registrations, radio registrations or operator permits, operating handbooks, pilot operating handbooks or manuals and all rights and accessories relating to any of the foregoing, or any waivers granted by any government agency or other person from the requirements to obtain or maintain any of the forgoing.

(ix)  Flight Simulators. All of the flight training simulators and apparatus set forth on Schedule 1(a)(xi) and all related parts or spare parts, computers, processors, hardware, software, warranties, outlines, controllers, teaching aids, licenses, permits and accessories, relating thereto.

(x)  Insurance Policies. All insurance policies and proceeds thereof, including without limitation, those policies insuring the Business or any of its affiliates, or any of the Purchased Assets against loss, damage, fire, theft, or any other damages or liabilities caused by the Sellers, their agents or affiliates, and any proceeds of such policies whether the claims arise prior to or after the date of Closing.

(xi)  Leases. All leases or subleases as set forth on Schedule 1(a)(xiii) (the “Leases”).

(b)  Excluded Assets. Sellers shall not sell, nor shall Purchasers purchase or have any right in, any assets other than the Purchased Assets specifically delineated in Section 1(a) above and in the related Schedules and, other than as specifically set forth in Section 1(d) and Section 12 below, Purchasers shall not, and shall not be required to, assume or be obligated to pay, discharge or perform, any debts, liabilities, adverse claims or obligations of any kind or nature whatsoever of the Sellers, whether in connection with the Purchased Assets or otherwise, and whether arising before or after the consummation of the transactions contemplated herein, or bear any cost or charge with respect thereto, other than as provided in writing.

(c)  Sale Free and Clear of all Claims, Liens and Encumbrances.  The Purchased Assets shall be sold, transferred, conveyed and assigned to the Purchasers on the Closing Date, free and clear of all claims, liens, security interests, and encumbrances, other than (i) with respect to certain of the assumed liabilities set forth in Section 1(d) below, and (ii) other encumbrances and restrictions on ownership, operation or transferability of military apparatus as more fully set forth in Section 4(e) below.

(d)  Assumed Liabilities.At the Closing, and as part of the consideration comprising the Purchase Price, the Parent shall assume and thereafter pay and satisfy (or cause to be satisfied) as they become due (and relieve and discharge Sellers from any obligations to pay or satisfy), only those obligations and indebtedness set forth as follows (the “Assumed Liabilities”):

(i)  Cambar Loan. The purchase money loan owed to Cambar Associates, Inc. in the initial principal amount of $2,200,000 and all unpaid interest thereon (the “Cambar Note”), becoming payable on December 30, 2008, which Cambar Note shall be convertible subject to its terms at $.50 per share of the Parent’s common stock, par value $.001 per share (the “Common Stock”).

(ii)  Secured Daniels Debt. The convertible debt in the initial principal amount of $1,200,000 (the “Secured Daniels Note”) owed to Mark T. Daniels (“Daniels”), which shall be secured by a first priority lien on the assets of the Purchasers and becoming convertible into Common Stock at a conversion price of $.50 of principal and interest converted for each share of Common Stock.

(iii)  Investor Debt. The various unsecured, convertible promissory notes issued to investors (the “Investors”) listed on Schedule 1(d)(iii) along with all outstanding interest thereon (the “Investor Notes”), which Investor Notes shall each automatically be deemed convertible loans of the Parent in accordance with their terms and in the principal amounts as set forth on Schedule 1(d)(iii) which Investor Notes shall become convertible into Common Stock of Parent at the rates and conversion prices set forth on Schedule 1(d)(iii).

(iv)  Investor Warrants. The various warrants issued to the Investors and other persons listed on Schedule 1(d)(iv) (the “Investor Warrants”), which Investor Warrants shall automatically be deemed warrants to purchase such number of shares of Common Stock of the Parent, and at such exercise prices as set forth on Schedule 1(d)(iv).

(v)  Wage Indebtedness. The indebtedness to former consultants, employees or independent contractors resulting from unpaid wages and fees, owed to the persons set forth on Schedule 1(d)(v) (the “Employee Debt”) in such amounts and containing such other provisions for interest and conversion as set forth opposite their names on Schedule 1(d)(v).

(vi)  Contracts. The rights, obligations and liabilities of the Sellers relating to the Contracts.

(vii)  Leases. The obligations and liabilities of AeroGroup relating to the Leases.

2.  Purchase Price and Payment.

(a)  Purchase Price. In consideration for the Purchased Assets and the other covenants, warranties and representations made herein, the Parent shall collectively pay the following consideration at the Closing (the "Purchase Price"):

(i)  the Parent shall issue 14,989,800 restricted shares Common Stock to AeroGroup.

(ii)  the Parent shall assume the Assumed Liabilities.

(b)  Taxes. Following the Closing, the Purchasers will collectively prepare (and the Sellers may review) IRS Form 8594, and any other notice or filing required pursuant to Section 1060 of the Internal Revenue Code of 1986, as amended. The parties hereto agree to execute and file the IRS Form 8594 prepared by the Purchasers (as reviewed and reasonably approved by the Sellers) and such other forms, notices and filings as required by applicable laws. The parties have agreed to allocate the Purchase Price among the Purchased Assets at or before Closing in a fashion that causes the least tax liabilities.

3.  Closing.

The closing of the transactions contemplated herein (the “Closing”) shall be held at the offices of Hodgson Russ LLP, 60 East 42nd Street, 37th Floor, New York, New York 10165, at 10:00 a.m. (local time) on the earlier of the fifth business day after the satisfaction or waiver of the conditions set forth in Sections 7 and 8 hereof, or on such other date as may be agreed upon by the parties (the date on which the Closing actually takes place shall be referred to as the “Closing Date”); provided, that if the Closing shall not have occurred within 75 days after the date that this Agreement is first entered into as indicated above (the “Termination Date”), either party shall be entitled to terminate this Agreement without any liability whatsoever to any party. However, in the event a party shall have caused a delay in closing the transaction contemplated hereby by its failure to perform any covenant hereunder, such party shall not be entitled to terminate this Agreement as provided herein until the expiration of a period following such date corresponding to the period of the delay so caused. The Closing shall be deemed effective as of the opening of business on the Closing Date. The Termination Date may only be extended by consent of AeroGroup and Parent.

4.  Representations and Warranties of Sellers.

As an inducement to Purchasers to enter into this Agreement and to consummate the transactions contemplated hereby, each Seller represents and warrants as of the date hereof and at the Closing Date as follows:

(a)  Seller Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware. AeroGroup is a corporation duly organized, validly existing and in good standing under the laws of the state of Utah. Seller has the power and the authority and all licenses and permits required by governmental authorities to own and operate its assets and carry on its business as now being conducted. AeroGroup does not have any subsidiaries other then Subsidiary Sellers and Subsidiary Sellers do not own beneficially or of record any equity interest in any corporation, company, partnership or other business organization or entity. Sellers do not have any indebtedness or liabilities owed to any person other then the Assumed Liabilities.

(b)  Seller has the requisite power and authority to execute and perform this Agreement and all other agreements, documents and instruments to be entered into in connection with the transactions contemplated hereby.

(c)  AeroGroup is the sole stockholders of Subsidiary Sellers. The execution, delivery and performance of this Agreement and all other agreements to be entered into in connection with the transactions contemplated hereby have been duly authorized by the board of directors of Seller and by AeroGroup as the sole stockholder of the Subsidiary Sellers and do not violate or conflict with any provisions of the Certificate of Incorporation or Bylaws of any Seller or any agreement, instrument, law, order or regulation to which any Seller is a party or by which Seller is bound. No consent, approval or authorization of, or filing with or notification to, any lender (other then certain creditors with respect to the Assumed Liabilities), security holder, governmental agency or other person or entity is required by Seller or in connection with the execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby.

(d)  This Agreement, and all other instruments delivered by Seller in connection herewith or to be delivered by Seller at Closing, have been duly executed and delivered by the Seller and are legal, valid and binding obligations of Seller, enforceable in accordance with their respective terms.

(e)  The Seller is the owner of and has good, valid and marketable title to the Purchased Assets which are indicated as being owned and transferred herein by such Seller on schedules hereto, free and clear of all liens other then liens relating to the Secured Daniels Note. Notwithstanding the foregoing, the parties understand that the assumption of the contracts, and the ownership, importation, exportation and operation of certain of the Purchased Assets requires ATF, CCR and ICAT permits and licenses (as well as permits from various agencies of foreign governments) which are the responsibilities of the respective parties herein.

(f)  Seller does not have any knowledge of any action, suit, litigation or proceeding pending or threatened against it or otherwise or relating to the Purchased Assets or Business, nor does Seller know of any basis for any such action, or of any governmental investigation relating to the Purchased Assets or the Business.

(g)  Seller does not have knowledge of any order, writ, injunction or decree that has been issued by, or requested of, any court or governmental agency which is against, or binding on Seller which may affect, limit or control the Purchased Assets or Purchasers’ use thereof.

(h)  Seller has obtained all required approvals or authorizations of this Agreement and any other agreements to be entered into in connection with the transactions contemplated hereby which are required by law or otherwise in order to make this Agreement or any other agreements entered into in connection with the transactions contemplated hereby binding upon Seller (subject to the requisite filings with the Federal Aviation Administration and similar foreign aviation authorities which are necessary in order to effect transfer of title, which actions and filings have been initiated at or prior to Closing).

(i)  There are no liens for any federal, state, county or local franchise, income, excise, property, business, sales, commercial rent, employment or other taxes upon the Purchased Assets. Seller has timely filed all federal, state, county and local franchise, income, excise, property, business, sales, commercial rent and employment and other tax returns which are required to be filed through the Closing Date, and has paid, or will pay, all taxes which are due and payable on or before the Closing Date.

(j)  Seller has, in all material respects, complied and is in compliance with all laws, orders and regulations of any governmental authority applicable to Seller, its Business, assets or property or its operations, including, without limitation, laws relating to zoning, building codes, antitrust, occupational safety and health, environmental protection and conservation, water or air pollution, toxic and hazardous waste and substances control, consumer product safety, product liability, hiring, wages, hours, employee benefit plans and programs, collective bargaining and withholding and social security taxes. Notwithstanding the foregoing, AeroGroup has not complied with its reporting obligations under the Securities & Exchange Act of 1934, as amended (the “Exchange Act”).

(k)  Seller does not know of any facts or circumstances not disclosed to Purchasers which indicate that the Purchased Assets may be adversely affected or which otherwise should be disclosed to Purchaser in order to make any of the representations or warranties made herein on the part of the Seller not misleading. No representation or warranty by Seller contained in this Agreement, and no statement contained in any schedule, exhibit, certificate or other instrument furnished to Purchasers under or in connection with this Agreement, contains any untrue statement of any material fact, or omits to state any material fact necessary in order to make the statements contained herein or therein not misleading.

(l)  The representations and warranties of Seller contained in this Agreement will be true and correct on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date.

(m)  With respect to the Common Stock being issued to AeroGroup or otherwise underlying any of the Assumed Liabilities, said shares are being acquired for investment purposes only and not with a view towards resale or distribution. Sellers have had an opportunity to ask questions of Purchasers and have done so. The Common Stock are restricted securities that have not been registered for re-sale pursuant to the Securities Act of 1933, as amended (the “Act”). Sellers understand that the Common Stock may not be sold, transferred, assigned or hypothecated or otherwise distributed to its shareholders as a dividend or otherwise, absent the effectiveness of a registration statement covering the sale of such Common Stock or an exemption from the registration requirements the Act.

5.  Representations and Warranties of Purchaser.

As an inducement to Sellers to enter into this Agreement and to consummate the transactions contemplated herein, each Purchaser represents and warrants as follows:

(a)  Purchaser is a corporation duly organized, validly existing and in good standing under the laws of its formation indicated above. Purchaser has the power and authority and all licenses and permits required by governmental authorities to own and operate its properties and carry on its business as now being conducted.

(b)  Purchaser has the corporate power and authority to execute and perform this Agreement and all other agreements to be entered into in connection with the transactions contemplated hereby.

(c)  The execution, delivery and performance of this Agreement and all other agreements to be entered into in connection therewith, the issuance of any shares or Common Stock or agreement to issue any shares of common stock underlying the Assumed Liabilities have all been duly authorized by the Board of Directors of the Purchaser and by all necessary corporate action, and do not violate or conflict with any provisions of the certificate of incorporation or bylaws of the Purchaser or with any agreement, instrument, law or regulation to which the Purchaser is a party or by which Purchaser is bound.

(d)  No approval or authorization of this Agreement or any other agreement to be entered into in connection with the transactions contemplated by this Agreement is required by law or otherwise in order to make this Agreement or any other agreements entered into in connection herewith binding upon Purchaser other than as already obtained. Upon the execution and delivery of this Agreement and any other agreement in connection therewith, this Agreement, and such agreements will constitute legal, valid and binding obligations of Purchaser, enforceable in accordance with their respective terms.

(e)  Purchaser shall accept the Purchased Assets "as is" without warranty as to their condition, transferability and operation.

(f) The shares of Common Stock to be issued to AeroGroup in accordance with Section(a)(i) above are, and will at the time of issuance be, duly authorized, validly issued and fully paid and non-assessable in all respects, free from any pre-emptive or other rights, and the issuance thereof will not violate any agreement or trigger the anti dilution, right of first refusal, co-sale or similar provisions of any agreement to which the Purchasers are bound.

(g) Parent has reserved sufficient number of shares of Common Stock for issuance upon conversion or exercise of the Assumed Liabilities enumerated in Section 1(d), above (including the schedules thereto). Upon issuance in accordance with the terms of the relevant Assumed Liability to which such shares of Common Stock relate, such shares will be duly authorized, validly issued, fully paid and non-assessable in all respects, free from any pre-emptive or other rights (other than as entered into after the date of Closing), and the issuance thereof will not violate any agreement or trigger the anti dilution, right of first refusal, co-sale or similar provisions of any agreement to which the Purchasers are bound.

(h) All of the reports filed by the Parent with the Securities & Exchange Commission pursuant to the Securities & Exchange Act of 1934, as amended, and rules thereunder, along with all financial statements comply with GAAP, and all exhibits to such annual, quarterly and other reports as available on the SEC’s EDGAR database website, are true, correct and complete in all material respects, and said reports do not fail disclose or omit any material fact, agreement or matter relating to the Corporation.

(i) The Parent has not entered into any other agreement with any party for the providing of services or relating to the issuance of any shares other then as disclosed in the reports set forth in the preceding paragraph or as otherwise already disclosed to sellers.

6.  Covenants Prior to Closing.

During the period from the date hereof through the Closing, the Sellers covenant and agree with Purchasers that:

(a)  The Sellers will give to Purchaser's officers, employees, representatives, agents, counsel and accountants, full access at times mutually agreeable to all of its premises, properties, operations and books and records, and will cause the Sellers’ officers, employees, representatives, agents, counsel and accountants to furnish to Purchasers’ officers, employees, representatives, agents, counsel and accountants such financial and operating data and other information with respect to the business and properties of the Sellers as such officers, employees, representatives, agents, counsel and accountants shall request.

(b)  The Sellers will use their best efforts to preserve intact its respective business organizations, keep available the services of Sellers’ present officers and employees and preserve Sellers’ present relationships with persons with whom it has significant business relations.

(c)  During the period from the date hereof through the Closing, except with the prior written consent of Purchasers, the Sellers shall conduct their business in the ordinary course.

(d)  During the period from the date hereof through the Closing, the Sellers will not:

(i)  incur any indebtedness or issue or commit to issue any of their securities,

(ii)  grant or commit to grant any options, or other rights to subscribe for or purchase or otherwise acquire any shares of its membership interests or issue or commit to issue any securities convertible into or exchangeable for its membership interests,

(iii)  declare, set aside or pay any dividend or distribution with respect to the Sellers’ securities,

(iv)  directly or indirectly redeem, purchase or otherwise acquire or commit to acquire any securities of the Sellers or any option or other right to purchase or otherwise acquire any such membership interest,

(v)  directly or indirectly agree or commit to terminate or reduce any bank line of credit or the availability of any funds under any other loan or financing agreement,

(vi)  effect a split or reclassification of any securities or effect a recapitalization of any kind,

(vii)  amend the certificate of incorporation, by laws or other governing instruments of the Seller, unless required to do so to make Seller’s representations or warranties herein not untrue,

(viii)  acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets or stock of, or in any other manner, any business of any corporation, partnership, association or other business organization or division thereof, or acquire or agree to acquire the beneficial ownership of any class of the outstanding capital stock or other equity interest of any such entity, or otherwise acquire or agree to acquire any assets which are material to the Sellers,

(ix)  sell, lease or otherwise dispose of, or grant any options with respect to, any of its assets which are material, individually or in the aggregate, to Seller,

(x)  adopt or enter into any collective bargaining agreement or employee benefit plans,

(xi)  pay any bonuses to, or incur any bonuses payable to, any of its officers or managing members, grant to any officer or managing members any increase in salaries, fees or other forms of compensation or in severance or termination pay, otherwise than as required by an agreement existing on the date hereof or enter into or amend any employment agreement with any officer or managing member,

(xii)  take any action (including, without limitation, an action that might otherwise be permitted under this paragraph 6(d)) that would or might result in any of the representations and warranties of the Sellers in this Agreement becoming untrue or that would have been required to be set forth in any such representation or warranty or in the Schedules if such action had occurred prior to the date hereof,

(xiii)  defer the payment of liabilities, or

(xiv)  take any other action, or enter into any other transaction, not in the ordinary course of business and consistent with prior practices.

(e)  The Sellers shall use its best efforts to obtain all consents and approvals of third parties which may be necessary or required for the consummation of this Agreement and the transactions contemplated hereby.

(f)  The Sellers shall promptly (and in any event prior to the Closing) advise Purchasers orally, and in writing, of any change or event having, or which would have (insofar as can be reasonably foreseen), a material adverse effect on the business, properties, financial condition or results of operations of the Sellers or would constitute, or with the passage of time would constitute, a breach of any representation or warranty of the Sellers contained in this Agreement. Sellers agree that, with respect to their representations and warranties made in this Agreement, each of them will have a continuing obligation to supplement or amend the schedules hereto with respect to any matter hereafter arising or discovered which, if existing or known at the date of this Agreement, would have been required to be set forth or described in the schedules hereto; provided, however, that neither the supplementing or amending of any schedules by Sellers, nor the discovery of any matters by Purchasers in the course of their investigations, shall be deemed to cure any breach of any representation or warranty made in this Agreement or to have been disclosed as of the date of this Agreement.

(g)  Pending the Closing Date, neither the Purchasers nor the Sellers shall take any action which is inconsistent with this Agreement. Additionally, Purchasers hereby covenant that they will not take any of the actions described in Section 6(a) through 6(h).

(h)  Sellers will not, and will each cause their respective managing members, officers, employees, agents and affiliates not to, directly or indirectly, solicit or initiate the submission of proposals from, or solicit, encourage, entertain or enter into any arrangement, agreement or understanding with, or engage in any discussions with, or furnish any information to, any person, other than Purchasers, or a representative thereof, with respect to the acquisition of all or any part of the Purchased Assets or Business (whether by merger, purchase of membership interests or otherwise).

7.  Conditions to the Obligations of the Seller.

The obligations of the Sellers hereunder are, at the option of the Sellers, subject to the following conditions:

(a)  The representations and warranties of the Purchasers contained herein shall be true and correct on the date when made in all material respects and at and as of the Closing Date as if then made, and the Purchasers shall have performed and complied with all agreements, covenants and conditions required hereunder to be performed or complied with by it prior to or at the Closing.

(b)  There shall not be any order, injunction or decree of any court having jurisdiction to restrain, enjoin, invalidate or otherwise prevent this Agreement and the consummation of the transactions contemplated hereby, and there shall not be any litigation or proceeding by any commission, agency or department of the federal or any foreign, state or local government to restrain, enjoin, invalidate or otherwise prevent this Agreement and the consummation of the transactions contemplated hereby.

(c)  All governmental approvals required for the consummation of this Agreement shall have been obtained (provided that filings reflecting the change of ownership of the aircraft and any Intellectual Property transfer filings that are required to be made shall be submitted at or about the time of the Closing Date).

(d)  An Agreement of Assumption, substantially in the form as annexed hereto as Exhibit 7(d) (the “Agreement of Assumption”) shall have been executed by Parent and each of the Investors, creditors and warrant holders described in Section 1(a) and the Schedules thereto.

(e)  Daniels shall have received an executed security agreement from the Parent, substantially in the form as annexed hereto as Exhibit 7(e) (the “Security Agreement”) and from the Subsidiaries, substantially in the form as annexed hereto as Exhibit 7(e)-I (the “Subsidiary Security Agreement”), granting a senior lien to Daniels on all of the assets of Purchasers, to secure the repayment of the Secured Daniels Note.

(f)  Daniels shall have received an executed guaranty from the Subsidiary Purchasers with respect to the Secured Daniels Note substantially in the form as annexed hereto as Exhibit 7(f) (the “Guaranty”).

(g)  Parent shall have obtained the requisite permits for ownership and operation of the Purchased Assets as more fully described in Section 4(e). Additionally, Derick Sinclair, the Company’s existing sole Board member, shall, upon satisfaction of certain disclosure requirements that are required to be made pursuant to rules of the Exchange Act, appoint: Daniels to the Company’s Board of Directors and as Secretary and Treasurer; Lt. General Charles Searock as President; and Jeffrey Pear as Vice President (the “Interim Management”). Simultaneously, Mr. Sinclair shall resign from the Board.

(h)  The Consolidated financial statements of the parties hereto for the years ended December 31 2004 and 2005, shall have been completed and the report of independent auditors with respect to such financial statements completed and submitted.

(i)  the deliveries of all Closing documents required to be delivered by Purchaser shall have been made.

8.  Conditions to the Obligations of the Purchaser.

The obligations of the Purchasers hereunder are, at the option of Purchasers, subject to the following conditions:

(a)  The representations and warranties of the Sellers contained herein shall be true and correct in all material respects on the date when made and at and as of the Closing Date as if then made and the Sellers shall have performed and complied with all agreements, covenants and conditions required hereunder to be performed or complied in all material respects with by them prior to or at the Closing.

(b)  Sellers shall not have any notice of or reason to know of any order, injunction or decree of any court having jurisdiction to restrain, enjoin, invalidate or otherwise prevent this Agreement and the consummation of the transactions contemplated hereby, nor of any litigation or proceeding by any commission, agency or department of the federal or any foreign, state or local government to restrain, enjoin, invalidate or otherwise prevent this Agreement and the consummation of the transactions contemplated hereby.

(c)  All governmental approvals required for the consummation of this Agreement and the other transactions contemplated hereby shall have been obtained and all consents and approvals of any other persons required for the consummation of this Agreement and the other transactions contemplated hereby, the withholding of which would have a material adverse effect on the financial condition or business of the Sellers, shall have been obtained, other than as set forth herein.

(d)  Sellers shall have obtained and delivered to Purchasers copies of all consents, approvals, authorizations, waivers, permits, grants, franchise, licenses, exemptions or orders of any registration, certificate, qualification, declaration or filing with, or any notice to any person or entity, including, without limitation, any governmental authority.

(e)  All governmental approvals required for the consummation of this Agreement shall have been obtained (provided that filings replacing change of ownership of the aircraft shall be submitted at or about the time of the Closing Date).

(f)  An Agreement of Assumption, shall have been executed by Parent and each of the creditors and warrant holders described in Section 1(a) and the schedules thereto.

(g)  The Interim Management shall have been appointed, Derick Sinclair shall have resigned from all positions with the Purchasers and Parent and Subsidiaries shall have each obtained the requisite permits for ownership and operation of the Purchased Assets, as more fully set forth in Section 4(e) above.

(h)  The Consolidated financial statements of the parties hereto for the years ended December 2004 and 2005, shall have been completed and the report of independent auditors with respect to such financial statements completed and submitted.

(i)  Sellers shall execute and deliver any and all aircraft registration assignments or instruments of transfers as may be necessary to transfer clean and marketable title in the Purchased Assets to Purchasers (in the United States and elsewhere in the world), subject only to Secured Daniel’s Note.

(j)  Each Seller shall execute and deliver a bill of sale with respect to the Purchased Assets transferred by them.

(k)  AeroGroup shall execute and deliver the Patent Assignments substantially in the form as set forth on Exhibit 8(l).

(l)  AeroGroup shall execute and deliver the copyright or other assignments necessary to transfer any other Intellectual Property.

(m)  The execution deliveries of all Closing documents required to be made by both the Sellers and by the holders of Assumed Liabilities shall have been made to all respective parties.

9.  Termination of the Agreement.

This Agreement may be terminated at any time prior to the Closing:

(a)  by unanimous consent of the Parent and AeroGroup;

(b)  by AeroGroup if any of the conditions specified in Section 7 hereof has not been met in all material respects or waived by AeroGroup;

(c)  by the Parent if any of the conditions specified in Section 8 hereof has not been met in all material respects or waived by Parent;

(d)  by either the Parent or AeroGroup, if the Closing shall not have occurred as of the Termination Date.

(e)  In the event that all of the above referenced conditions are not satisfied prior to the Termination Date (as may be extended by the parties), the Interim Management shall resign from their respective positions and re-elect Mr. Sinclair as Director, and the transactions contemplated hereby shall be terminated by the parties without recourse.

10.  Closing Documents.

(a)  Sellers agree to deliver to Purchasers on the Closing Date appropriate assignments and bills of sale with respect to the Purchased Assets being sold hereunder, together with the documents required to be delivered by Sellers pursuant to Section 8 hereof.

(b)  Purchasers agree to deliver to Sellers on the Closing Date the documents required to be delivered by Purchasers pursuant to Section 7 hereof.

(c)  Each party covenants that any conditions to Closing that are not satisfied by such party shall be satisfied at or immediately after discovery of non-compliance and shall not be deemed waived by the other party hereto.

11.  Costs.

Each party covenants and agrees that it shall be responsible for and bear its respective costs and expenses in connection with, or arising out of, the negotiation or consummation of this Agreement and the transactions contemplated hereby. Sellers shall be responsible for any sales, use or transfer taxes applicable to the transactions provided for herein.

12.  Indemnification.

(a)  Indemnification by Sellers. Sellers agree to indemnify Purchasers against and hold them harmless from, any and all losses (other then loss from the mere depreciation in value of the Common Stock or other securities), liabilities, costs, damages, claims and expenses (including, without limitation, attorneys fees and expenses incurred by a Purchaser in any action or proceeding between Purchasers and Sellers or between a Purchaser and any third party or otherwise) ("Damages") which such Purchaser may sustain at any time by reason of (i) noncompliance with any applicable bulk sales or transfer law, (ii) any liability or contract of, or claim against, a Seller, whether contingent or absolute, direct or indirect, known or unknown, matured or unmatured (including but not limited to liabilities for taxes), (iii) any liability or claim arising in any way from any service rendered, or action taken by, or relating to the operations of, a Seller prior to the Closing Date, (iv) any liability or claim under any environmental laws relating to any event, action or failure to act which occurred prior to the Closing Date, or (v) the breach or inaccuracy of or failure to comply with, or the existence of any facts resulting in the inaccuracy of, any of the warranties, representations, conditions, covenants or agreements of a Seller contained in this Agreement or in any agreement or document delivered pursuant hereto or in connection herewith, or arising out of the consummation of the transactions contemplated hereby.

(b)  Indemnification by Purchaser. Purchasers agree to indemnify and hold Sellers harmless from and against any and all Damages which a Seller may sustain at any time by reason of (i) any liability or claim arising in any way from any service rendered, or action taken by, or relating to the operations of, a Purchaser after the Closing Date, (ii) any liability or claim under any environmental laws relating to any event, action or failure to act which occurs after the Closing Date, or (iii) the breach, failure to fully repay and satisfy, default in or failure to comply with the terms of, the Assumed Liabilities or any breach of any warranties, representations, conditions, covenants or agreements of a Purchaser contained in this Agreement, any Agreement of Assumption or in any other agreement, certificate or document delivered pursuant to or in connection with this Agreement or arising out of the Closing of the transactions contemplated hereby.

(c)  Procedures for Indemnification. In the event that any claim is asserted against any party hereto, or any party hereto is made a party defendant in any action or proceeding, and such claim, action or proceeding involves a matter which is the subject of this indemnification, then such party (an "Indemnified Party") shall give written notice to the other party hereto (the "Indemnifying Party") of such claim, action or proceeding, and such Indemnifying Party shall have the right to join in the defense of said claim, action or proceeding at such Indemnifying Party's own cost and expense and, if the Indemnifying Party agrees in writing to be bound by and to promptly pay the full amount of any final judgment from which no further appeal may be taken and if the Indemnified Party is reasonably assured of the Indemnifying Party's ability to satisfy such agreement, then at the option of the Indemnifying Party, such Indemnifying Party may take over the defense of such claim, action or proceeding, except that, in such case, the Indemnified Party shall have the right to join in the defense of said claim, action or proceeding at its own cost and expense; provided, however, that no such action or proceeding shall be settled or compromised without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed.

13.  Miscellaneous Provisions.

(a)  Notices. All notices, requests, demands or other communications which may be or are required or permitted to be served or given hereunder (in this Section collectively called “Notices”) shall be in writing and shall be hand delivered, sent by registered or certified mail, return receipt requested, postage prepaid, or by a nationally recognized overnight delivery service, or via facsimile, to the parties hereto at the address or facsimile number listed below (provided that, for a facsimile, a copy is also sent promptly by U.S. mail, certified mail or overnight delivery service):

If to Purchasers, to:

Tactical Air Defense Services, Inc.
1550 Ostler Court
North Vancouver, B.C.
Canada V7E - 2P1
Attention: Derick Sinclair
Telephone: (604)924-8000

with a copy to:

Hodgson Russ LLP
60 E. 42nd Street, 37th Floor
New York, NY 10165
Attention: Jeffrey A. Rinde, Esq.
Telephone: (212) 661-3535
Facsimile: (212) 972-1677

If to Sellers, to:

AeroGroup Incorporated
5501 Airport Drive
Denison, Texas 75020
c/o Mark T. Daniels
Telephone: (903) 786-5300
Facsimile: (903) 786-5302

with a copy to:

Hodgson Russ LLP
60 E. 42nd Street, 37th Floor
New York, NY 10165
Attention: Jeffrey A. Rinde, Esq.
Telephone: (212) 661-3535
Facsimile: (212) 972-1677

Either party may, by Notice given as aforesaid, change its address for all subsequent Notices. Notices shall be deemed given on the date delivered.

(b)  No Modification. This Agreement may not be modified, altered or rescinded, or any rights hereunder waived, except by written agreement signed by the parties hereto, or signed by the party charged with the waiver in the case of a waiver.

(c)  Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. There are no third party beneficiaries to this Agreement.

(d)  Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, except that the Sellers or the Purchasers may, upon notice to the other party, assign its rights (but if so must also delegate its duties) to any of their affiliates or to any successor in interest; provided that no assignment shall relieve the assigning party of liability for its obligations hereunder.

(e)  Broker Fees; Expenses. Each party shall be responsible for any commissions, fees or other amounts payable to a broker, finder, agent or other person or entity engaged by such party which are due and payable as a result of this Agreement and/or the transactions contemplated hereby. Each party shall further be responsible for its own costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby.

(f)  Survival. Time is of the essence for all provisions hereof. All representations, warranties and covenants shall survive Closing hereunder.

(g)  Further Assurances. At any time and from time to time after the Closing, upon reasonable request of the other, each party shall do, execute, acknowledge and deliver such further acts, assignments, transfers, conveyances and assurances as may be reasonably required for the more complete consummation of the transactions contemplated herein.

(h)  Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to conflicts of laws principles that would cause any other state’s laws to apply.

(i)  Headings and Captions. The captions set forth in this Agreement are solely for the convenience of the parties hereto and shall not control or affect the meaning or construction of this Agreement.

(j)  Severability. If any term or provision of this Agreement is found by a court of competent jurisdiction to be unenforceable, in whole or in part, the rest and remainder of such provision and this Agreement shall be and remain enforceable to the fullest extent permitted by law.

(k)  Confidentiality; Publicity. Except as may be required by law, rule or regulation or as otherwise permitted or expressly contemplated herein, neither party nor its agents or representatives shall disclose to any third party the terms of, or negotiations relating to, this Agreement without the prior written consent of the other.

(l)  Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Confirmation of execution by electronic transmission of a facsimile signature page shall be binding upon any party so confirming.

(m)  Entire Agreement. This Agreement, along with the Schedules and Exhibits hereto, sets forth all of the terms, agreements and representations among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

COUNTERPART SIGNATURE PAGE TO ASSET PURCHASE AGREEMENT, DATED AS OF JULY 14, 2006

IN WITNESS WHEREOF, the parties hereto, intending to be bound hereby, have caused this Asset Purchase Agreement to be executed the day and year first above written.

SELLERS:

AEROGROUP INCORPORATED

By: /s/ Mark T. Daniels
Name: Mark T. Daniels
Title: President

GENESIS ACQUISITION, INC.

By: /s/ Mark T. Daniels
Name: Mark T. Daniels
Title: President

RESOURCE FINANCIAL HOLDINGS ACQUISITION, INC.

By: /s/ Mark T. Daniels
Name: Mark T. Daniels
Title: President

ONESOURCE ACQUISITION, INC.

By: /s/ Mark T. Daniels
Name: Mark T. Daniels
Title: President

COUNTERPART SIGNATURE PAGE TO ASSET PURCHASE AGREEMENT, DATED AS OF JULY 14, 2006.

IN WITNESS WHEREOF, the parties hereto, intending to be bound hereby, have caused this Asset Purchase Agreement to be executed the day and year first above written.

PURCHASERS:

TACTICAL AIR DEFENSE SERVICES, INC.

By: /s/ Derick Sinclair
Name: Derick Sinclair
Title: President

GENESIS AVIATION ACQUISITION INC.

By: /s/ Derick Sinclair
Name: Derick Sinclair
Title: President

RESOURCE FINANCIAL AVIATION HOLDINGS INC.

By: /s/ Derick Sinclair
Name: Derick Sinclair
Title: President

ONESOURCE AVIATION ACQUISITION INC.

By: /s/ Derick Sinclair
Name: Derick Sinclair
Title: President

LIST OF SCHEDULES AND EXHIBITS
Schedules

Schedule (a)		Purchased Assets

	Schedule (a)(i)	Contracts

	Schedule 1(a)(ii)	Patents and other Intellectual Property sold to Parent

	Schedule 1(a)(ix)	Furnishings, Equipment and Other Assets

	Schedule 1(a)(x)	Aircraft Assets owned by Genesis Acquisition, Inc.
Aircraft Assets owned by OneSource Acquisition, Inc.

	Schedule 1(a)(xi)	Flight Simulators - Assets owned by Resource Financial Holdings
Acquisition, Inc.

	Schedule 1(a)(xiii)	Leases

Schedule 1(d)		Assumed Liabilities

	Schedule 1(d)(iii)	Investor Notes

	Schedule 1(d)(iv)	Investor Warrants

	Schedule 1(d)(v)	Employee Debt

Exiibits

	Exhibit 7(d)	Form of Agreement of Assumption

	Exhibit 7(e)	Form of Security Agreement Relating to Secured Daniels Note

	Exhibit 7(e)-I	Form of Subsidiary Security Agreement Relating to Secured Daniels Note

	Exhibit 7(f)	Form of Guaranty

	Exhibit 8(l)	Form of Patent Assignment

SCHEDULE 1(a)(i)

Assumed Contracts

1. Justification Review Document For Other Than Full and Open Competition and Justification and Approval for Other Than Full and Open Competition and related contract and procurement rights, as issued in favor of AeroGroup Incorporated, dated March 7, 2006, by U.S. Army RDECOM Acquisition Center, Aberdeen Division, relating to providing F-16 Aircraft, Certified Pilot and Aircrew Support and other services for Georgia Air National Guard.

2. Subcontract Agreement, dated as of August 15, 2003, between Airborne Tactical Advantage Company, LLC and AeroGroup Incorporated, relating to provision of aircraft, equipment, technical assistance and maintenance services for work under Prime Contract N00019-02-D-3158, known as “CAS-MOS” contract with the U.S. Navy, Naval Air Systems Command.

3. Subcontract Agreement, dated as of May 20, 2003, between Advanced Information Engineering Services and AeroGroup Incorporated relating to Prime Contract Number F04611-02-D-0007, dated March 1, 1999.

4. Subcontract Agreement, dated June 21, 2004, between Lockheed Martin Aeronautics Company - Fort Worth (LM Aero) and AeroGroup Incorporated, relating to commercial contract number NC-061504-JS to provide safety chase, target and photo chase support in support of F-16 flight training.

5. Assignment of Aircraft Dealer License issued by the FAA-Federal Aviation Administration, dated July 08, 2006, FAA Certificate Number D000838.

  All other contracts, indemnities, warranties, purchase agreements, asset purchase agreements, bills of sale or assignment forms relating to any of the Aircraft, Flight Simulators, patents or copyrights that are part of the Purchased Assets.

SCHEDULE 1(a)(ii)

Intellectual Property

1. Patent Pending Application No. 60805870 relating to adaptation by civilians of F-16 aircraft for military training.

2. Patent Pending Application No. 60805885 relating to adaptation by civilians of F-21 Kfir aircraft for military training.

3. Patent Pending Application No. 60805877 relating to adaptation by civilians of A-4 Skyhawk aircraft for military training.

4. Patent Pending Application No. 60805888 relating to adaptation by civilians of MiG 29 aircraft for military training.

5. Copyright relating to Specialized F-16 Fighter Aircraft Training Course relating to flight control navigation panel training.

SCHEDULE 1(a)(ix)

Furnishings and Equipment

All furnishings, equipment, computers, reference materials of AeroGroup.

SCHEDULE 1(a)(x)

Aircraft

Assets owned by OneSource Acquisition, Inc.

1. 1987 MiG29UB, Serial No. 50903007409.

Assets Owned by Genesis Capital Services, LLC, being sold to
Genesis Acquisition, Inc.

1. 1986 MiG 29UB, Serial No. 8003001048, ID No. 1048.

SCHEDULE 1(a)(xi)

Flight Simulators

Assets owned by Resource Financial Holdings, Inc.

1.	Aircraft Simulator, Singer-Link Cessna,	Serial No. 61190071.
2.	Aircraft Simulator, Singer-Link Cessna,	Serial No. 61190072.
3.	Aircraft Simulator, Singer-Link Cessna,	Serial No. 61190073.
4.	Aircraft Simulator, Singer-Link Cessna,	Serial No. 61190074.

Above Simulators come with and include:

Singer - Link Flight Compartments (two).
Unit part no. 36378, dated August 1977. Link Part No. 98747.

Singer - Link Cabinet Assembly (two) located on back of light compartments.
Unit part No. 36378. Link Part No. 98747 Assembly No. 7464450-10.

Singer - Link Platforms, (two) consisting of 2 halves, with guard railings, steps, feet, etc.
Motion Systems Platform, Part No. 36378, Assemly No. 2010900-02
SPCL CHRST 6-DOF, 56” stroke.

Display Unit Assemblies (Four in total, two per simulator)
McDonnel Douglas Electronics Co. , Model No. VITAL IV Part No. H06G1740-7-03.

Hydraulic pumping units (two), Mfg. Parker Hanifin Co. w/300 Gal. Reservoir, two  electric motors, large accumulators, filter units, electrical control panel, pressure relief  valves and stainless piping. ID. 51040, Part No. 63870,
Asembly No. 1002523-01, Design Act Code identifier 36378.
20 GPM pump @1000 PSI, Motor 1=75 HP.
ockpit - 8GPM @ 1000 PSI, Motor 2 5 HP.

Hydraulic actuators Mfg. Parker Hanifin Co. (24 (6 per platform))
Model No. C-TC-MT-2HS-2.50-C.

SCHEDULE 1(a)(xiii)

Leases

1. Lease relating to hangers, facilities, tie-down and ramp space at Greyson County Airport, In Grayson, Texas, which premises are currently occupied by AeroGroup Incorporated and its subsidiaries.

SCHEDULE 1(d)(iii)

Assumed Investor Notes

Indebtedness To
Sprout Investments, LLC

12% Convertible Promissory Notes
Notes With Principal and Interest Convertible at $.003 Per Share of AeroGroup Incorporated and Becoming Convertible into Common Stock of Tactical Air Defense Services, Inc. at $.15 Per Share

	Initial Principal Amount	Issuance Date
	$866,199.24	04/01/2003
	50,000.00	04/01/2003
	50,000.00	07/11/2003
	55,000.00	12/04/2003
	5,000.00	01/25/2004
	225,000.00	04/12/2004
	20,000.00	07/08/2004
	4,300.00	08/27/2004
	4,300.00	08/31/2004
	25,000.00	12/08/2004
	5,800.00	03/22/2005
	50,000.00	06/01/2005
	5,000.00	01/25/2006
Total (Rounded):	$1,365,599.24

Additional shares must be issued as damages as provided in the notes if shares are not registered. Interest calculations omitted.

Indebtedness To
Gary Fears

12% Convertible Promissory Notes
Notes With Principal and Interest Convertible at $.003 Per Share of AeroGroup Incorporated, Becoming Convertible into Common Stock of Tactical Air Defense Services, Inc. at $.15 Per Share.

	Initial Principal Amount	Issuance Date
	62,500.00	05/31/2002
	125,000.00	05/31/2002
	25,000.00	06/05/2002
	32,500.00	06/12/2002
	5,000.00	06/12/2002
	50,000.00	04/05/2003
	50,000.00	04/13/2004
	25,000.00	10/22/2004
	55,140.00	11/04/2004
	35,000.00	11/16/2004
	38,525.00	12/23/2004
	25,000.00	01/19/2005
	45,000.00	02/09/2005
	14,668.77	03/01/2005
	17,000.00	03/01/2005
	40,000.00	03/11/2005
	97,500.00	11/11/2005
	20,000.00	04/29/2005
	50,000.00	05/06/2005
	110,000.00	05/13/2005
	50,000.00	06/03/2005
	25,000.00	06/09/2005
	2,500.00	06/13/2005
	32,000.00	08/03/2005
	9,000.00	08/15/2005
	425.00	08/16/2005
	3,991.00	08/29/2005
	1,815.00	09/09/2005
	6,130.00	09/27/2005
	5,364.85	10/12/2005
	15,000.00	10/27/2005
	5,000.00	11/15/2005
	5,000.00	11/18/2005
	4,000.00	11/23/2005
	10,000.00	1/12/2006
	100,000.00	2/08/2006
	6,000.00	2/10/2006
	5,000.00	2/17/2006
	5,000.00	2/17/2006
	16,000.00	2/21/2006
	5,000.00	2/27/2006
	20,000.00	3/01/2006
	13,597.00	3/09/2006
	1,463.00	3/09/2006
	13,000.00	3/15/20/06
Total (Rounded):	1,283,119.62

Additional shares must be issued as damages as provided in the notes if shares are not registered. Interest calculations omitted.

Other Investors

Convertible Notes Being Assumed

Name	Initial Debt	Interest Rate	Date(s)	Debt Conversion Price (AeroGroup)	Debt Conversion Price (TADS)
Mark T. Daniels	$366,602.04	12%	4/1/03 through 11/12/05	$.003	$.15
Ronald Topper	$160,000.00	12%	12/05	$.003	$.15
Dil Air, Inc.	$25,000.00	12%		$.50	$.50
Davenport Group, LLC	$442,780.00	12%	04/06	$.45	$.45
Total	994,382.04

Interest calculations omitted.

SCHEDULE 1(d)(iv)

Investor Warrants

Sprout Investments, LLC
Warrants Exercisable at $.003 Per Share of AeroGroup Incorporated and Being Assumed at 50:1 Ratio (i.e. $.15 Per Share of Tactical Air Defense Services, Inc.)

	Issuance Date	Warrant Shares (AeroGroup)	Warrant Shares (TADS)
	4/01/2003	288,733,080	5,774,662
	04/01/2003	16,666,666	333,333
	07/11/2003	16,666,666	333,333
	12/04/2003	18,333,333	366,667
	01/25/2004	1,666,666	33,333
	04/12/2004	75,000,000	1,500,000
	07/08/2004	6,666,666	133,333
	08/27/2004	1,433,333	28,667
	08/31/2004	1,433,333	28,667
	12/08/2004	8,333,333	166,667
	03/22/2005	1,9333,333	386,667
	06/01/2005	16,666,667	333,333
	01/25/2006	1,666,666	33,333
Total		472,599,742	9,451,995

Additional shares must be issued as damages if shares are not registered. Anti dilution provisions apply.

Warrants issued to Gary Fears

Warrants Exercisable at $.003 Per Share of AeroGroup Incorporated and Being Assumed at 50:1 Ratio (i.e. $.15 Per Share of Tactical Air Defense Services, Inc.)

	Issuance Date	Warrant Shares (AeroGroup)	Warrant Shares TADS
	05/31/2002	20,833,333	416,667
	05/31/2002	41,666,666	833,333
	06/05/2002	8,333,333	166,667
	06/12/2002	10,833,333	216,667
	06/12/2002	1,666,666	33,333
	04/05/2003	16,666,666	333,333
	04/13/2004	16,666,666	333,333
	10/22/2004	8,333,333	166,667
	11/04/2004	18,379,999	367,600
	11/16/2004	11,666,666	233,333
	12/23/2004	12,841,666	256,833
	01/19/2005	8,333,333	166,667
	02/09/2005	14,999,999	300,000
	03/01/2005	4,889,589	97,792
	03/01/2005	5,666,666	113,333
	03/11/2005	13,333,333	266,667
	11/11/2005	32,500,000	650,000
	04/29/2005	6,666,666	133,333
	05/06/2005	16,666,666	333,333
	05/13/2005	36,666,666	733,333
	06/03/2005	16,666,666	333,333
	06/09/2005	8,333,333	166,667
	06/13/2005	833,333	16,667
	08/03/2005	10,666,666	213,333
	08/15/2005	3,000,000	60,000
	08/16/2005	141,666	2,833
	08/29/2005	1,330,333	26,607
	09/09/2005	605,000	12,100
	09/27/2005	2,043,333	40,867
	10/12/2005	1,788,283	35,766
	10/27/2005	5,000,000	100,000
	11/15/2005	1,666,666	33,333
	11/18/2005	1,666,666	33,333
	11/23/2005	1,333,333	26,667
	1/12/2006	3,333,333	66,667
	2/08/2006	33,333,333	666,667
	2/10/2006	2,000,000	40,000
	2/17/2006	1,666,666	33,333
	2/17/2006	1,666,666	33,333
	2/21/2006	5,333,333	106,667
	2/27/2006	1,666,666	33,333
	3/01/2006	6,666,666	133,333
	3/09/2006	4,532,333	90,647
	3/09/2006	487,666	9,753
	3/15/20/06	4,333,333	86,667
Total (Rounded):		427,706,519	8,554,130

Additional shares must be issued as damages if shares are not registered. Anti dilution provisions apply.

Other Investor Warrants Being Assumed

Name	Date(s)	No. Warrants AeroGroup/Exercise Price*	No. Warrants TADS/Exercise Price**
Mark T. Daniels	4/1/03 through 11/12/05	122,200,680/ $.003	2,444,014/ $.15 ***
Ronald Topper	12/05	53,333,333/ $.003	1,066,667/ $.15
Dil Air, Inc.		50,000/ $.50	50,000/ $.50
Total		175,584,013	3,560,681

* Indicates number of shares of AeroGroup Common Stock for which such Warrants are exercisable and exercise prices.

** Indicates number of shares of Common Stock of Tactical Air Defense Services, Inc. for which such warrants shall become exercisable and exercise prices.

*** Additional shares must be issued as damages if shares are not registered. Anti dilution provisions apply.

SCHEDULE 1(d)(v)

Convertible Employee Wage Debt

1. Pursuant to Consulting Agreement, entered into between Sprout Investments, LLC and AeroGroup Incorporated (“AeroGroup”) in September 2003, AeroGroup was to issue a total of $30,000,000 (10,000,000 per year) shares to Sprout for investment consulting services. No shares have been issued pursuant to this agreement yet. Said obligation to issue shares will be assumed at a 50 to one ratio by the Parent for a total of 600,000 shares of Common Stock of Tactical Air Defense Services, Inc. (“TADS”).

2. $250,000 is owed to Chris Beck as back pay, pursuant to a note and a settlement agreement with AeroGroup, principal and interest on which shall become convertible into shares of Common Stock of TADS at a rate of $.50 per share.

EXHIBIT 7(d)

FORM OF AGREEMENT OF ASSUMPTION

This AGREEMENT OF ASSUMPTION is entered into as of this ___ day of August, 2006 by and among Tactical Air Defense Services, Inc., a Nevada corporation with a place of business at _____________________________ (the “Borrower”) and the lenders or warrant holders executing below (each, a “Lender”).

RECITALS

WHEREAS, the Borrower has purchased substantially all of the assets of AeroGroup Incorporated, a Utah corporation (the “Original Borrower”) and, as a condition to the closing of said transaction, Borrower has agreed to assume certain obligations of the Original Borrower;

WHEREAS, the Original Borrower issued to each Lender pursuant to one or more promissory notes, loan agreements, settlement agreements, consulting agreements, warrants to purchase common stock, of AeroGroup Incorporated (collectively, the “Assumed Obligations”), which Assumed Securities were convertible into or exercisable for, shares of the Original Borrower;

WHEREAS, Borrower wishes to assume all of the indebtedness, liabilities and obligations to Lenders under the Assumed Obligations and each Lender is willing to permit such assumption on and subject to the terms and provisions set forth herein;

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the mutual covenants and agreements herein set forth, the parties hereto agree as follows:

1. Assumption of Obligations.

(a) The Borrower hereby assumes and agrees to be liable for and pay and perform all of the indebtedness, liabilities and obligations of the Original Borrower to Lenders relating to all indebtedness, liabilities and obligations arising under the Assumed Securities as amended hereby and each of the agreements, instruments and documents executed pursuant thereto or in connection therewith (hereinafter collectively referred to as the “Obligations”) in such amounts as set forth on Schedule A hereto, and to timely and satisfactorily perform all of the covenants, conditions, obligations, provisions and agreements of the Original Borrower contained in the Assumed Obligations and in all of the agreements, instruments and documents provided for therein or executed and delivered in connection therewith. All of the Assumed Obligations shall, automatically and without further action on the part of any party, become convertible into shares of Common Stock, par value $.001 per share of the Borrower (the “Common Stock”), at the conversion rate as set forth on Schedule A hereto. In addition, all of the warrants shall, automatically and without any further action on the part of any party, become exercisable at the exercise prices and for such number of shares of Common Stock as set forth on Schedule A hereto. The Lenders hereby forever and irrevocably consent to the assumption of liabilities by the Borrower and to the full, absolute and irrevocable release and discharge of Original Borrower from all obligations, liabilities, claims or damages under the Loan Documents.

(b) The Borrower shall :

(i) pay the indebtedness evidenced by the Assumed Obligations at the times, in the manner and in all other respects as therein provided or as it may hereafter be modified between the Borrower and the holder thereof,

(ii) perform each of the covenants, conditions, provisions and agreements of the Assumed Obligations to be performed by the Borrower thereunder, at the time, in the manner and in all other respects as provided for therein,

(iii) be bound by each and every term, covenant, condition, and provision of the Assumed Obligations as though each such agreement, instrument and document had originally been made, executed and delivered by the Borrower, except that the conversion rate shall be as set forth on Schedule A attached hereto, and

(iv) pay and perform all of the Obligations in accordance with their respective terms.

2. Amendments.

(a) The notes, warrants, contracts, instruments or agreements reflecting the Assumed Obligations are hereby amended as follows:

(i) The name of the maker or issuer thereon shall be changed from “AeroGroup Incorporated, a Utah corporation” or similar terms, to “Tactical Air Defense Services, Inc., a Nevada corporation.”

(ii) The references to common stock in any of documents relating to the   Assumed Obligations shall henceforth refer to Common Stock of the Borrower.  In addition, references to the conversion price at which the Assumed Obligations  is convertible and the exercise price at which the warrants are exercisable (or the  numbers of shares which may otherwise be issued) shall be  changed to the  conversion or exercise price set forth on Schedule A hereto, and the number of  shares issuable under any agreement or warrant shall also be as set forth on  Schedule A hereto.

(ii) The notice provisions of all documents or instruments comprising the  Assumed Obligations are hereby amended by changing the addresses for notices  that would otherwise be sent to AeroGroup Incorporated to be as follows:

“(a) If to the Corporation, to:

Tactical Air Defense Services, Inc.
5001 Airport Drive
Denison, TX 75025
Attention: Chief Executive Officer
Telephone: 903-786-5302

(b) Except as expressly amended hereby, the instruments reflecting the Assumed Obligations shall remain in full force and effect in accordance with their respective terms.

[(c) The first sentence of Paragraph 6.1(i) relating to registration rights shall be amended  to read “On one occasion, for a period commencing one hundred and twenty one (121)  days after the date of assumption of this Note by Tactical Air Defense Services, Inc., but  not later than two (2) years after the date hereof……..” ]

3. Further Assurances. At any time and from time to time, upon the request of the Lender, the Borrower and the Guarantors shall execute, deliver and acknowledge or cause to be executed, delivered and acknowledged, such further documents and instruments and do such other acts and things as the Lender may reasonably request in order to fully effect the purposes of this Agreement and any other agreements, notes, warrants, instruments and documents evidencing the Assumed Obligations or otherwise delivered pursuant hereto or thereto.

4. Waiver of Default Relating to Registration Rights. The Lenders hereby irrevocable and forever waive and release Borrower and Original Borrower from, any and all defaults, default remedies, damages, enforcement costs, additional shares, funds or other remedies relating to the failure of the Original Borrower or Borrower to register any of the shares of common stock issuable under the Assumed Obligations or any other securities owned by Lender, in accordance with the Assumed Obligations existing prior to the date hereof.

5. Entire Agreement. This instrument constitutes the entire agreement between the parties hereto relating to the subject matter hereof and there are no agreements, undertakings, warranties or representations between the parties except as set forth herein. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. This Agreement may not be amended or modified, in any respect, except by an instrument in writing signed by each of the parties hereto.

6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, other than its choice of law rules.

7. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to be one and the same instrument.

8. Construction. The headings used in this Agreement are for convenience only and shall not be deemed to constitute a part hereof.

9. Conditions. It is a commitment to this Agreement that the closing of the acquisition by Borrower of substantially all of assets of Original Borrower and its subsidiaries shall have occurred.

[balance of this page intentionally left blank - signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement the day and year first above written.

TACTICAL AIR DEFENSE SERVICES, INC.

By:
Witness		Name: Mark T. Daniels
Title: President

[ Name of Lender ]

Witness	Name:
Title:

SCHEDULE A

EXHIBIT 7(e)

SECURITY AGREEMENT

THIS SECURITY AGREEMENT, dated as of the ____ day of July, 2006 (the “Agreement”), is entered into by and among Mark Daniels (the “Secured Party”), and Tactical Air Defense Services, Inc., a Nevada corporation (the “Obligor”). All capitalized terms not otherwise defined herein, shall have the meanings set forth in the Asset Purchase Agreement (as hereinafter defined).

W I T N E S S E T H:

WHEREAS, concurrently herewith, the Obligor and its Subsidiaries entered into an Asset Purchase Agreement with AeroGroup Incorporated, a Utah corporation (“Sellers”) (the “Asset Purchase Agreement”), pursuant to which, the Obligor agreed to assume all of the obligations of Sellers under the Secured Promissory Notes issued to the Secured Party, in the aggregate principal amount of $1,100,000 (the “Promissory Note”); and

WHEREAS, in order to induce Sellers to enter into the Asset Purchase Agreement the Obligor and the Subsidiary Purchasers have agreed to execute and deliver to the Secured Party this Agreement for the benefit of the Secured Party and to grant him a security interest in certain property of the Obligor, to secure the prompt payment, performance and discharge in full of all of the obligations of the Obligor under the Promissory Note.

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.  Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1. Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC (such as “general intangibles” and “proceeds”) shall have the respective meanings given such terms in Article 9 of the UCC.

(a)  “Collateral” means the collateral in which the Secured Party is granted a security interest by this Agreement and which shall include the following, whether presently owned or existing or hereafter acquired or coming into existence, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including, without limitation, all proceeds from the sale or transfer of the Collateral and of insurance covering the same and of any tort claims in connection therewith:

(i)  all Goods of the Obligor, including, without limitations, all machinery, equipment, computers, motor vehicles, aircraft, aircraft parts, avionics, trucks, tanks, boats, ships, appliances, furniture, special and general tools, fixtures, test and quality control devices and other equipment of every kind and nature and wherever situated, together with all documents of title and documents representing the same, all additions and accessions thereto, replacements therefor, all parts therefor, and all substitutes for any of the foregoing and all other items used and useful in connection with the Obligor’s businesses and all improvements thereto (collectively, the “Equipment”); and

(ii)  All Inventory of the Obligor; and

(iii)  All of the Obligor’s contract rights and general intangibles, including, without limitation, all partnership interests, stock or other securities, licenses, distribution and other agreements, computer software development rights, leases, franchises, customer lists, quality control procedures, grants and rights, goodwill, trademarks, service marks, trade styles, trade names, patents, patent applications, copyrights, deposit accounts, and income tax refunds (collectively, the “General Intangibles”); and

(iv)  All Receivables of the Obligor including all insurance proceeds, and rights to refunds or indemnification whatsoever owing, together with all instruments, all documents of title representing any of the foregoing, all rights in any merchandising, goods, equipment, motor vehicles and trucks which any of the same may represent, and all right, title, security and guaranties with respect to each Receivable, including any right of stoppage in transit; and

(v)  All of the Obligor’s documents, instruments and chattel paper, files, records, books of account, business papers, computer programs and the products and proceeds of all of the foregoing Collateral set forth in clauses (i)-(iv) above.

(b)  “Obligations” means all of the Obligor’s obligations under the Promissory Note, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later decreased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Party as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.

(c)  “UCC” means the Uniform Commercial Code, as currently in effect in the State of New York; provided, however, that in the event, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Secured Party’s security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection of priority and for purposes of definitions related to such provisions.

2.  Grant of Security Interest.

(a) As an inducement for the Secured Party to enter into the Asset Purchase Agreement and to cause Sellers to enter into the Asset Purchase Agreement, and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, except for Permitted Liens (as hereinafter defined), the Obligor hereby, unconditionally and irrevocably, pledge, grant and hypothecate to the Secured Party, a continuing security interest in, a continuing lien upon, an unqualified right to possession and disposition of and a right of set-off against, in each case to the fullest extent permitted by law, all of the Obligor’s right, title and interest of whatsoever kind and nature in and to the Collateral (the “Security Interest”).

2

(b) In the event that the Obligor materially breaches any of the terms and provisions of this Security Agreement, or should any Event of Default (as that term is defined herein) occur, the respective positions of each Secured Party with respect to the Collateral shall be in accordance with its respective participations therein.

3.  Representations, Warranties, Covenants and Agreements of the Obligor. The Obligor represents and warrant to, and covenant and agrees with, the Secured Party as follows:

(a)  The Obligor has the requisite corporate power and authority to enter into this Agreement and otherwise to carry out its obligations hereunder. The execution, delivery and performance by the Obligor of this Agreement and the filings contemplated herein have been duly authorized by all necessary action on the part of the Obligor and no further action is required by the Obligor. This Agreement constitutes a legal, valid and binding obligation of the Obligor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor’s rights generally.

(b)  The Obligor represents and warrants that it has no place of business or offices where their respective books of account and records are kept (other than temporarily at the offices of its attorneys or accountants), except as set forth on Schedule A attached hereto;

(c)  Except as to those liens existing as of the date hereof that were disclosed to the Secured Party by the Obligor and are set forth on the attached Schedule B (the “Permitted Liens”), the Obligor is the sole owner of the Collateral (except for non-exclusive licenses granted by the Obligor in the ordinary course of business), free and clear of any liens, security interests, encumbrances, rights or claims, and are fully authorized to grant the Security Interest in and to pledge the Collateral. Except as to the Permitted Liens, there is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that have been filed in favor of the Secured Party pursuant to this Agreement) covering or affecting any of the Collateral. Except as to the Permitted Liens, so long as this Agreement shall be in effect, the Obligor shall not execute and shall not knowingly permit to be on file in any such office or agency any such financing statement or other document or instrument (except to the extent filed or recorded in favor of the Secured Party pursuant to the terms of this Agreement).

(d)  No part of the Collateral has been judged invalid or unenforceable. No written claim has been received that any Collateral or the Obligor’s use of any Collateral violates the rights of any third party. There has been no adverse decision to the Obligor’s claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to the Obligor’s right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of the Obligor, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

3

(e)  The Obligor shall at all times maintain their books of account and records relating to the Collateral at its principal place of business and may not relocate such books of account and records unless it delivers to the Secured Party at least thirty (30) days prior to such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interest to create in favor of the Secured Party valid, perfected and continuing liens in the Collateral.

(f)  This Agreement creates in favor of the Secured Party a valid security interest in the Collateral securing the payment and performance of the Obligations and, upon making the filings described in the immediately following sentence, a perfected security interest in such Collateral. Except for the filing of financing statements on Form-1 under the UCC with the jurisdictions indicated on Schedule C, attached hereto, no authorization or approval of or filing with or notice to any governmental authority or regulatory body is required either (i) for the grant by the Obligor of, or the effectiveness of, the Security Interest granted hereby or for the execution, delivery and performance of this Agreement by the Obligor, or (ii) for the perfection of or exercise by the Secured Party of their rights and remedies hereunder.

(g)  The Obligor hereby irrevocably authorize the Secured Party at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (i) indicate the Collateral regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State of New York as amended from time to time (“NYUCC”), or any other Uniform Commercial Code jurisdiction; and (ii) contain any other information required by part 5 of Article 9 of the NYUCC for the sufficiency or filing office acceptance of any financing statement or amendment, including whether the Obligor is an organization, the type of organization and any organization identification number issued to the Obligor. The Obligor agrees to furnish any such information to the Secured Parties promptly upon request. The Obligor also ratifies its authorization for the Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof with respect to the Collateral.

(h)  The execution, delivery and performance of this Agreement does not conflict with or cause a breach or default, or an event that with or without the passage of time or notice, shall constitute a breach or default, under any agreement to which Obligor is a party or by which Obligor is bound. No consent (including, without limitation, from stockholders or creditors of the Obligor) is required for the Obligor to enter into and perform its obligations hereunder.

(i)  The Obligor shall at all times maintain the liens and Security Interest provided for hereunder as valid and perfected liens and security interests in the Collateral in favor of the Secured Party until this Agreement and the Security Interest hereunder shall be terminated pursuant to Section 11. The Obligor hereby agrees to defend the same against any and all persons. The Obligor shall safeguard and protect all Collateral for the account of the Secured Party. At the request of the Secured Party, the Obligor will pay the cost of filing one or more financing statements pursuant to the UCC (or any other applicable statute) in form reasonably satisfactory to the Secured Party in all public offices wherever filing is, or is deemed by the Secured Party to be, necessary or desirable to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, the Obligor shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interest hereunder, and the Obligor shall obtain and furnish to the Secured Party from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interest hereunder.

4

(j)  So long as the Obligor shall have any obligations under the Promissory Note, the Obligor shall not, without the Secured Party’s written consent, transfer, pledge, hypothecate, encumber, license (except for non-exclusive licenses granted by the Obligor in the ordinary course of business), sell (except for sales of inventory in the ordinary course of business) or otherwise dispose of any of the Collateral.

(k)  The Obligor shall keep and preserve their Equipment, Inventory and other tangible Collateral in good condition, repair and order and shall not operate or locate any such Collateral (or cause to be operated or located) in any area excluded from insurance coverage.

(l)  The Obligor shall, within ten (10) days of obtaining knowledge thereof, advise the Secured Party promptly, in sufficient detail, of any substantial change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Party’s security interest therein.

(m)  The Obligor shall promptly execute and deliver to the Secured Party such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Secured Party may from time to time request and may in its sole discretion deem necessary to perfect, protect or enforce its security interest in the Collateral.

(n)  The Obligor shall permit the Secured Party and their representatives and agents to inspect the Collateral at any time, and to make copies of records pertaining to the Collateral as may be requested by the Secured Party from time to time.

(o)  The Obligor will take all steps reasonably necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Collateral.

(p)  The Obligor shall promptly notify the Secured Party in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Collateral and of any other information received by the Obligor that may materially affect the value of the Collateral, the Security Interest or the rights and remedies of the Secured Party hereunder.

(q)  All information heretofore, herein or hereafter supplied to the Secured Party by or on behalf of the Obligor with respect to the Collateral is accurate and complete in all material respects as of the date furnished.

4.  Defaults. The following events shall be “Events of Default”:

5

(a)  A breach by Obligor or any of the Purchasers of their material obligations under any of the Promissory Note, the Asset Purchase Agreement, the Guaranty and failure to cure such breach for ten (10) days after receipt by such Obligor of notice of such breach from the Secured Party;

(b)  Any representation or warranty of the Obligor or in this Agreement and/or or any Purchaser in (i) the Asset Purchase Agreement, or (ii) any other agreement, guaranty or other document relating to the Asset Purchase Agreement to which such Purchaser is a party, shall prove to have been incorrect in any material respect when made; and

(c)  The material failure by an Obligor to observe or perform any of its material obligations hereunder for ten (10) days after receipt by such Obligor of notice of such failure from the Secured Party.

5.  Duty To Hold In Trust. Upon the occurrence of any Event of Default and at any time thereafter, the Obligor shall, upon receipt by it of any revenue, income or other sums subject to the Security Interest, whether payable pursuant to the Promissory Note, or otherwise, or of any check, draft, debenture, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Party and shall forthwith endorse and transfer any such sums or instruments, or both, to the Secured Party for application to the satisfaction of the Obligation.

6.  Rights and Remedies Upon Default. Upon occurrence of any Event of Default and at any time thereafter, the Secured Party shall have the right to exercise all of the remedies conferred hereunder and under the Promissory Notes, and the Secured Party shall have all the rights and remedies of a secured party under the UCC and/or any other applicable law (including the Uniform Commercial Code of any jurisdiction in which any Collateral is then located). Without limitation, the Secured Party shall have the following rights and powers:

(a)  The Secured Party shall have the right to take possession of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and the Obligor shall assemble the Collateral and make it available to the Secured Party at places which the Secured Party shall reasonably select, whether at the Obligor’s premises or elsewhere, and make available to the Secured Party, without rent, all of the Obligor’s respective premises and facilities for the purpose of the Secured Party taking possession of, removing or putting the Collateral in saleable or disposable form.

(b)  The Secured Party shall have the right to operate the business of the Obligor using the Collateral and shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Secured Party may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to the Obligor or right of redemption of the Obligor, which are hereby expressly waived. Upon each such sale, lease, assignment or other transfer of Collateral, the Secured Party may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of the Obligor, which are hereby waived and released.

6

7.  Applications of Proceeds. The proceeds of any such sale, lease or other disposition of the Collateral hereunder shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable attorneys' fees and expenses incurred by the Secured Party in enforcing their rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Obligations, and to the payment of any other amounts required by applicable law, after which the Secured Party shall pay to the Obligor any surplus proceeds. If, upon the sale, license or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Party are legally entitled, the Obligor will be liable for the deficiency, together with interest thereon, at the rate of 18% per annum (the “Default Rate”), and the reasonable fees of any attorneys employed by the Secured Party to collect such deficiency. To the extent permitted by applicable law, the Obligor waives all claims, damages and demands against the Secured Party arising out of the repossession, removal, retention or sale of the Collateral, unless due to the gross negligence or willful misconduct of the Secured Party.

All ordinary costs and expenses incurred by any Secured Party in collection of the Obligations shall be borne exclusively by the Obligor including, without limitation, any costs, expenses, fees or disbursements incurred by outside agencies or attorneys retained by the Secured Party to effect collections of the Obligations or any Collateral securing the Obligations. The provisions of this paragraph shall not apply to any suits, actions, proceedings or claims of the nature referred to herein or otherwise which are based upon or related to the repayment of, or the taking of security for, any loans and/or advances made by Secured Party to the Obligor that do not arise under the Promissory Note, and the party making such loans and/or advances shall be exclusively responsible for such suits, actions, proceedings or claims and the payment of all such expenses in connection therewith.

8.  Costs and Expenses. The Obligor agrees to pay all reasonable out-of-pocket fees, costs and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Secured Party. The Obligor shall also pay all other claims and charges which in the reasonable opinion of the Secured Party might prejudice, imperil or otherwise affect the Collateral or the Security Interest therein. The Obligor will also, upon demand, pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Secured Party may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of the Secured Party under the Promissory Note. Until so paid, any fees payable hereunder shall be added to the principal amount of the Promissory Note, and shall bear interest at the Default Rate.

9.  Responsibility for Collateral. The Obligor assume all liabilities and responsibility in connection with all Collateral, and the obligations of the Obligor hereunder or under the Promissory Note shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unavailability for any reason.

7

10.  Security Interest Absolute. All rights of the Secured Party and all Obligations of the Obligor hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of this Agreement, the Promissory Note, or any agreement entered into in connection with the foregoing, or any portion hereof or thereof; (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Promissory Notes, or any other agreement entered into in connection with the foregoing; (c) any exchange, release or nonperfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guaranty, or any other security, for all or any of the Obligations; (d) any action by the Secured Party to obtain, adjust, settle and cancel in its sole discretion any insurance claims or matters made or arising in connection with the Collateral; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to the Obligor, or a discharge of all or any part of the Security Interest granted hereby. Until the Obligations shall have been paid and performed in full, the rights of the Secured Parties shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy. The Obligor expressly waives presentment, protest, notice of protest, demand, notice of nonpayment and demand for performance. In the event that at any time any transfer of any Collateral or any payment received by the Secured Party hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than the Secured Party, then, in any such event, the Obligor’s obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof. The Obligor waives all right to require the Secured Party to proceed against any other person or to apply any Collateral which the Secured Party may hold at any time, or to marshal assets, or to pursue any other remedy. The Obligor waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.

11.  Term of Agreement. This Agreement and the Security Interest shall terminate on the earlier of: (i) the repayment of all amounts due the Secured Party under the Promissory Note. Upon such termination, the Secured Party, at the request and at the expense of the Obligor, will join in executing any termination statement with respect to any financing statement executed and filed pursuant to this Agreement.

12.  Power of Attorney; Further Assurances.

(a)  The Obligor authorizes the Secured Party, and does hereby make, constitute and appoint him and his respective agents, heirs or assigns with full power of substitution, as the Obligor’s true and lawful attorney-in-fact, with power, in its own name or in the name of the Obligor, to, after the occurrence and during the continuance of an Event of Default, (i) endorse any debentures, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Secured Party; (ii) to sign and endorse any UCC financing statement or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral; (iii) to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; and (v) generally, to do, at the option of the Secured Party, and at the Obligor’s expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve and realize upon the Collateral and the Security Interest granted therein in order to effect the intent of this Agreement and the Promissory Note, all as fully and effectually as the Obligor might or could do; and the Obligor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

8

(b)  On a continuing basis, the Obligor will make, execute, acknowledge, deliver, file and record, as the case may be, in the proper filing and recording places in any jurisdiction, including, without limitation, the jurisdictions indicated on Schedule C, attached hereto, and with the Federal Aviation Administration, all such instruments, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by the Secured Party, to perfect the Security Interest granted hereunder and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to the Secured Party the grant or perfection of a security interest in all the Collateral.

(c)  The Obligor hereby irrevocably appoints the Secured Party as the Obligor’s attorney-in-fact, with full authority in the place and stead of the Obligor and in the name of the Obligor, from time to time at the discretion of the Secured Party, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including the filing, in its sole discretion, of one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of the Obligor where permitted by law.

13.  Notices. All notices, requests, demands and other communications hereunder shall be in writing, with copies to all the other parties hereto, and shall be deemed to have been duly given when (i) if delivered by hand, upon receipt, (ii) if sent by facsimile, upon receipt of proof of sending thereof, (iii) if sent by nationally recognized overnight delivery service (receipt requested), the next business day or (iv) if mailed by first-class registered or certified mail, return receipt requested, postage prepaid, four days after posting in the U.S. mails, in each case if delivered to the following addresses:

If to the Obligor, to:

c/o Tactical Air Defense Services, Inc.
5001 Airport Drive
Denison, Texas 75025
Attention: Mark T. Daniels
Telephone: (903) 786-5300
Facsimile: (903) 786-5302

9

with a copy to:

Hodgson Russ LLP
60 E. 42nd Street, 37th Floor
New York, NY 10165
Attention: Jeffrey A. Rinde, Esq.
Telephone: (212) 661-3535
Facsimile: (212) 972-1677

If to Secured Party, to:

Mark T. Daniels
4521 PGA Blvd.
Palm Beach Gardens, FL 33418
Telephone: (561) 745-9422
Facsimile: (561) 745-5594

with a copy to:

Hodgson Russ LLP
60 E. 42nd Street, 37th Floor
New York, NY 10165
Attention: Jeffrey A. Rinde, Esq.
Telephone: (212) 661-3535
Facsimile: (212) 972-1677

14.  Other Security. To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, firm, corporation or other entity, then the Secured Parties shall have the right, in their sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Party’s rights and remedies hereunder.

15.  Miscellaneous.

(a)  No course of dealing between the Obligor and the Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Parties, any right, power or privilege hereunder or under the Promissory Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(b)  All of the rights and remedies of the Secured Party with respect to the Collateral, whether established hereby or by the Promissory Note, or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

10

(c)  This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements with respect thereto. Except as specifically set forth in this Agreement, no provision of this Agreement may be modified or amended except by a written agreement specifically referring to this Agreement and signed by the parties hereto.

(d)  In the event that any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable. If, notwithstanding the foregoing, any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Agreement in any other jurisdiction.

(e)  No waiver of any breach or default or any right under this Agreement shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same or similar nature or otherwise.

(f)  This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns.

(g)  Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

(h)  This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent the validity, perfection or enforcement of a security interest hereunder in respect of any particular Collateral which are governed by a jurisdiction other than the State of New York in which case such law shall govern. Each of the parties hereto irrevocably submit to the exclusive jurisdiction of any New York State or United States federal court sitting in New York county over any action or proceeding arising out of or relating to this Agreement, and the parties hereto hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The parties hereto further waive any objection to venue in the State of New York and any objection to an action or proceeding in the State of New York on the basis of forum non conveniens.

11

(i)  EACH PARTY HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRAIL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH PARTY HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH PARTY WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS RIGHTS TO A JURY TRIAL FOLLOWING SUCH CONSULTATION. THIS WAIVER IS IRREVOCABLE, MEANING THAT, NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS AND SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. IN THE EVENT OF A LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(j)  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

[THE REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY]

12

COUNTERPART SIGNATURE PAGE TO SECURITY AGREEMENT, DATED AS OF JULY __, 2006.

IN WITNESS WHEREOF, the parties hereto, intending to be bound hereby, have caused this Security Agreement to be executed the day and year first above written.

OBLIGOR:

TACTICAL AIR DEFENSE SERVICES, INC.

By:
Name:
Title:

SECURED PARTY:

Mark T. Daniels

13

SCHEDULE A

Principal Offices

SCHEDULE B

Permitted Liens

SCHEDULE C

Jurisdictions

Utah
Texas
Ukraine
British Columbia

EXHIBIT 7(e)-I

FORM OF SUBSIDIARY SECURITY AGREEMENT

THIS SECURITY AGREEMENT, dated as of the ____ day of July, 2006 (the “Agreement”), is entered into by and among Mark Daniels (the “Secured Party”), and [ ], a Nevada corporation (the “Obligor”). All capitalized terms not otherwise defined herein, shall have the meanings set forth in the Asset Purchase Agreement (as hereinafter defined).

W I T N E S S E T H:

WHEREAS, concurrently on the date hereof, Tactical Air Defense Services, Inc., a Nevada corporation, (“Parent”), its subsidiaries (including Obligor, the “Subsidiaries”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with AeroGroup Incorporated and its Subsidiaries (collectively, the “Sellers”), pursuant to which, among other things, the Purchasers agreed to assume a Secured Promissory Note issued to Secured Party in the aggregate the principal amount of $1,100,000 (the “Promissory Note”) which Promissory Note is guaranteed as to payment by Obligor; and

WHEREAS, in order to induce the Sellers to enter into the Asset Purchase Agreement the Obligor and the Subsidiaries have agreed to execute and deliver to the Secured Party this Agreement for the benefit of the Secured Party and to grant him a security interest in certain property of the Obligor, to secure the prompt payment, performance and discharge in full of all of the obligations of the Obligor under the Promissory Note.

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt a sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.  Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1. Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC (such as “general intangibles” and “proceeds”) shall have the respective meanings given such terms in Article 9 of the UCC.

(a)  “Collateral” means the collateral in which the Secured Party is granted a security interest by this Agreement and which shall include the following, whether presently owned or existing or hereafter acquired or coming into existence, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including, without limitation, all proceeds from the sale or transfer of the Collateral and of insurance covering the same and of any tort claims in connection therewith:

(i)  all Goods of the Obligor, including, without limitations, all machinery, equipment, computers, motor vehicles, aircraft, aircraft parts, avionics, trucks, tanks, boats, ships, appliances, furniture, special and general tools, fixtures, test and quality control devices and other equipment of every kind and nature and wherever situated, together with all documents of title and documents representing the same, all additions and accessions thereto, replacements therefor, all parts therefor, and all substitutes for any of the foregoing and all other items used and useful in connection with the Obligor’s businesses and all improvements thereto (collectively, the “Equipment”); and

(ii)  All Inventory of the Obligor; and

(iii)  All of the Obligor’s contract rights and general intangibles, including, without limitation, all partnership interests, stock or other securities, licenses, distribution and other agreements, computer software development rights, leases, franchises, customer lists, quality control procedures, grants and rights, goodwill, trademarks, service marks, trade styles, trade names, patents, patent applications, copyrights, deposit accounts, and income tax refunds (collectively, the “General Intangibles”); and

(iv)  All Receivables of the Obligor including all insurance proceeds, and rights to refunds or indemnification whatsoever owing, together with all instruments, all documents of title representing any of the foregoing, all rights in any merchandising, goods, equipment, motor vehicles and trucks which any of the same may represent, and all right, title, security and guaranties with respect to each Receivable, including any right of stoppage in transit; and

(v)  All of the Obligor’s documents, instruments and chattel paper, files, records, books of account, business papers, computer programs and the products and proceeds of all of the foregoing Collateral set forth in clauses (i)-(iv) above.

(b)  “Obligations” means all of the Obligor’s obligations under the Promissory Note, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later decreased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Party as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.

(c)  “UCC” means the Uniform Commercial Code, as currently in effect in the State of New York; provided, however, that in the event, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Secured Party’s security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection of priority and for purposes of definitions related to such provisions.

2.  Grant of Security Interest.

(a) As an inducement for the Secured Party to enter into the Asset Purchase Agreement and to cause Sellers to enter into the Asset Purchase Agreement, and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, except for Permitted Liens (as hereinafter defined), the Obligor hereby, unconditionally and irrevocably, pledge, grant and hypothecate to the Secured Party, a continuing security interest in, a continuing lien upon, an unqualified right to possession and disposition of and a right of set-off against, in each case to the fullest extent permitted by law, all of the Obligor’s right, title and interest of whatsoever kind and nature in and to the Collateral (the “Security Interest”).

2

(b) In the event that the Obligor materially breaches any of the terms and provisions of this Security Agreement, or should any Event of Default (as that term is defined herein) occur, the respective positions of each Secured Party with respect to the Collateral shall be in accordance with its respective participations therein.

3.  Representations, Warranties, Covenants and Agreements of the Obligor. The Obligor represents and warrant to, and covenant and agrees with, the Secured Party as follows:

(a)  The Obligor has the requisite corporate power and authority to enter into this Agreement and otherwise to carry out its obligations hereunder. The execution, delivery and performance by the Obligor of this Agreement and the filings contemplated herein have been duly authorized by all necessary action on the part of the Obligor and no further action is required by the Obligor. This Agreement constitutes a legal, valid and binding obligation of the Obligor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor’s rights generally.

(b)  The Obligor represents and warrants that it has no place of business or offices where their respective books of account and records are kept (other than temporarily at the offices of its attorneys or accountants), except as set forth on Schedule A attached hereto;

(c)  Except as to those liens existing as of the date hereof that were disclosed to the Secured Party by the Obligor and are set forth on the attached Schedule B (the “Permitted Liens”), the Obligor is the sole owner of the Collateral (except for non-exclusive licenses granted by the Obligor in the ordinary course of business), free and clear of any liens, security interests, encumbrances, rights or claims, and are fully authorized to grant the Security Interest in and to pledge the Collateral. Except as to the Permitted Liens, there is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that have been filed in favor of the Secured Party pursuant to this Agreement) covering or affecting any of the Collateral. Except as to the Permitted Liens, so long as this Agreement shall be in effect, the Obligor shall not execute and shall not knowingly permit to be on file in any such office or agency any such financing statement or other document or instrument (except to the extent filed or recorded in favor of the Secured Party pursuant to the terms of this Agreement).

(d)  No part of the Collateral has been judged invalid or unenforceable. No written claim has been received that any Collateral or the Obligor’s use of any Collateral violates the rights of any third party. There has been no adverse decision to the Obligor’s claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to the Obligor’s right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of the Obligor, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

3

(e)  The Obligor shall at all times maintain their books of account and records relating to the Collateral at its principal place of business and may not relocate such books of account and records unless it delivers to the Secured Party at least thirty (30) days prior to such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interest to create in favor of the Secured Party valid, perfected and continuing liens in the Collateral.

(f)  This Agreement creates in favor of the Secured Party a valid security interest in the Collateral securing the payment and performance of the Obligations and, upon making the filings described in the immediately following sentence, a perfected security interest in such Collateral. Except for the filing of financing statements on Form-1 under the UCC with the jurisdictions indicated on Schedule C, attached hereto, no authorization or approval of or filing with or notice to any governmental authority or regulatory body is required either (i) for the grant by the Obligor of, or the effectiveness of, the Security Interest granted hereby or for the execution, delivery and performance of this Agreement by the Obligor, or (ii) for the perfection of or exercise by the Secured Party of their rights and remedies hereunder.

(g)  The Obligor hereby irrevocably authorize the Secured Party at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (i) indicate the Collateral regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State of New York as amended from time to time (“NYUCC”), or any other Uniform Commercial Code jurisdiction; and (ii) contain any other information required by part 5 of Article 9 of the NYUCC for the sufficiency or filing office acceptance of any financing statement or amendment, including whether the Obligor is an organization, the type of organization and any organization identification number issued to the Obligor. The Obligor agrees to furnish any such information to the Secured Parties promptly upon request. The Obligor also ratifies its authorization for the Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof with respect to the Collateral.

(h)  The execution, delivery and performance of this Agreement does not conflict with or cause a breach or default, or an event that with or without the passage of time or notice, shall constitute a breach or default, under any agreement to which Obligor is a party or by which Obligor is bound. No consent (including, without limitation, from stockholders or creditors of the Obligor) is required for the Obligor to enter into and perform its obligations hereunder.

(i)  The Obligor shall at all times maintain the liens and Security Interest provided for hereunder as valid and perfected liens and security interests in the Collateral in favor of the Secured Party until this Agreement and the Security Interest hereunder shall be terminated pursuant to Section 11. The Obligor hereby agrees to defend the same against any and all persons. The Obligor shall safeguard and protect all Collateral for the account of the Secured Party. At the request of the Secured Party, the Obligor will pay the cost of filing one or more financing statements pursuant to the UCC (or any other applicable statute) in form reasonably satisfactory to the Secured Party in all public offices wherever filing is, or is deemed by the Secured Party to be, necessary or desirable to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, the Obligor shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interest hereunder, and the Obligor shall obtain and furnish to the Secured Party from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interest hereunder.

4

(j)  So long as the Obligor shall have any obligations under the Promissory Note, the Obligor shall not, without the Secured Party’s written consent, transfer, pledge, hypothecate, encumber, license (except for non-exclusive licenses granted by the Obligor in the ordinary course of business), sell (except for sales of inventory in the ordinary course of business) or otherwise dispose of any of the Collateral.

(k)  The Obligor shall keep and preserve their Equipment, Inventory and other tangible Collateral in good condition, repair and order and shall not operate or locate any such Collateral (or cause to be operated or located) in any area excluded from insurance coverage.

(l)  The Obligor shall, within ten (10) days of obtaining knowledge thereof, advise the Secured Party promptly, in sufficient detail, of any substantial change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Party’s security interest therein.

(m)  The Obligor shall promptly execute and deliver to the Secured Party such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Secured Party may from time to time request and may in its sole discretion deem necessary to perfect, protect or enforce its security interest in the Collateral.

(n)  The Obligor shall permit the Secured Party and their representatives and agents to inspect the Collateral at any time, and to make copies of records pertaining to the Collateral as may be requested by the Secured Party from time to time.

(o)  The Obligor will take all steps reasonably necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Collateral.

(p)  The Obligor shall promptly notify the Secured Party in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Collateral and of any other information received by the Obligor that may materially affect the value of the Collateral, the Security Interest or the rights and remedies of the Secured Party hereunder.

(q)  All information heretofore, herein or hereafter supplied to the Secured Party by or on behalf of the Obligor with respect to the Collateral is accurate and complete in all material respects as of the date furnished.

4.  Defaults. The following events shall be “Events of Default”:

5

(a)  A breach by Obligor or any of the Purchasers of their material obligations under any of the Promissory Note, the Asset Purchase Agreement, the Guaranty and failure to cure such breach for ten (10) days after receipt by such Obligor of notice of such breach from the Secured Party;

(b)  Any representation or warranty of the Obligor or in this Agreement and/or or any Purchaser in (i) the Asset Purchase Agreement, or (ii) any other agreement, guaranty or other document relating to the Asset Purchase Agreement to which such Purchaser is a party, shall prove to have been incorrect in any material respect when made; and

(c)  The material failure by an Obligor to observe or perform any of its material obligations hereunder for ten (10) days after receipt by such Obligor of notice of such failure from the Secured Party.

5.  Duty To Hold In Trust. Upon the occurrence of any Event of Default and at any time thereafter, the Obligor shall, upon receipt by it of any revenue, income or other sums subject to the Security Interest, whether payable pursuant to the Promissory Note, or otherwise, or of any check, draft, debenture, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Party and shall forthwith endorse and transfer any such sums or instruments, or both, to the Secured Party for application to the satisfaction of the Obligation.

6.  Rights and Remedies Upon Default. Upon occurrence of any Event of Default and at any time thereafter, the Secured Party shall have the right to exercise all of the remedies conferred hereunder and under the Promissory Notes, and the Secured Party shall have all the rights and remedies of a secured party under the UCC and/or any other applicable law (including the Uniform Commercial Code of any jurisdiction in which any Collateral is then located). Without limitation, the Secured Party shall have the following rights and powers:

(a)  The Secured Party shall have the right to take possession of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and the Obligor shall assemble the Collateral and make it available to the Secured Party at places which the Secured Party shall reasonably select, whether at the Obligor’s premises or elsewhere, and make available to the Secured Party, without rent, all of the Obligor’s respective premises and facilities for the purpose of the Secured Party taking possession of, removing or putting the Collateral in saleable or disposable form.

(b)  The Secured Party shall have the right to operate the business of the Obligor using the Collateral and shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Secured Party may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to the Obligor or right of redemption of the Obligor, which are hereby expressly waived. Upon each such sale, lease, assignment or other transfer of Collateral, the Secured Party may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of the Obligor, which are hereby waived and released.

6

7.  Applications of Proceeds. The proceeds of any such sale, lease or other disposition of the Collateral hereunder shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable attorneys' fees and expenses incurred by the Secured Party in enforcing their rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Obligations, and to the payment of any other amounts required by applicable law, after which the Secured Party shall pay to the Obligor any surplus proceeds. If, upon the sale, license or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Party are legally entitled, the Obligor will be liable for the deficiency, together with interest thereon, at the rate of 18% per annum (the “Default Rate”), and the reasonable fees of any attorneys employed by the Secured Party to collect such deficiency. To the extent permitted by applicable law, the Obligor waives all claims, damages and demands against the Secured Party arising out of the repossession, removal, retention or sale of the Collateral, unless due to the gross negligence or willful misconduct of the Secured Party.

All ordinary costs and expenses incurred by any Secured Party in collection of the Obligations shall be borne exclusively by the Obligor including, without limitation, any costs, expenses, fees or disbursements incurred by outside agencies or attorneys retained by the Secured Party to effect collections of the Obligations or any Collateral securing the Obligations. The provisions of this paragraph shall not apply to any suits, actions, proceedings or claims of the nature referred to herein or otherwise which are based upon or related to the repayment of, or the taking of security for, any loans and/or advances made by Secured Party to the Obligor that do not arise under the Promissory Note, and the party making such loans and/or advances shall be exclusively responsible for such suits, actions, proceedings or claims and the payment of all such expenses in connection therewith.

8.  Costs and Expenses. The Obligor agrees to pay all reasonable out-of-pocket fees, costs and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Secured Party. The Obligor shall also pay all other claims and charges which in the reasonable opinion of the Secured Party might prejudice, imperil or otherwise affect the Collateral or the Security Interest therein. The Obligor will also, upon demand, pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Secured Party may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of the Secured Party under the Promissory Note. Until so paid, any fees payable hereunder shall be added to the principal amount of the Promissory Note, and shall bear interest at the Default Rate.

9.  Responsibility for Collateral. The Obligor assume all liabilities and responsibility in connection with all Collateral, and the obligations of the Obligor hereunder or under the Promissory Note shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unavailability for any reason.

7

10.  Security Interest Absolute. All rights of the Secured Party and all Obligations of the Obligor hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of this Agreement, the Promissory Note, or any agreement entered into in connection with the foregoing, or any portion hereof or thereof; (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Promissory Notes, or any other agreement entered into in connection with the foregoing; (c) any exchange, release or nonperfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guaranty, or any other security, for all or any of the Obligations; (d) any action by the Secured Party to obtain, adjust, settle and cancel in its sole discretion any insurance claims or matters made or arising in connection with the Collateral; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to the Obligor, or a discharge of all or any part of the Security Interest granted hereby. Until the Obligations shall have been paid and performed in full, the rights of the Secured Parties shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy. The Obligor expressly waives presentment, protest, notice of protest, demand, notice of nonpayment and demand for performance. In the event that at any time any transfer of any Collateral or any payment received by the Secured Party hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than the Secured Party, then, in any such event, the Obligor’s obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof. The Obligor waives all right to require the Secured Party to proceed against any other person or to apply any Collateral which the Secured Party may hold at any time, or to marshal assets, or to pursue any other remedy. The Obligor waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.

11.  Term of Agreement. This Agreement and the Security Interest shall terminate on the earlier of: (i) the repayment of all amounts due the Secured Party under the Promissory Note. Upon such termination, the Secured Party, at the request and at the expense of the Obligor, will join in executing any termination statement with respect to any financing statement executed and filed pursuant to this Agreement.

12.  Power of Attorney; Further Assurances.

(a)  The Obligor authorizes the Secured Party, and does hereby make, constitute and appoint him and his respective agents, heirs or assigns with full power of substitution, as the Obligor’s true and lawful attorney-in-fact, with power, in its own name or in the name of the Obligor, to, after the occurrence and during the continuance of an Event of Default, (i) endorse any debentures, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Secured Party; (ii) to sign and endorse any UCC financing statement or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral; (iii) to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; and (v) generally, to do, at the option of the Secured Party, and at the Obligor’s expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve and realize upon the Collateral and the Security Interest granted therein in order to effect the intent of this Agreement and the Promissory Note, all as fully and effectually as the Obligor might or could do; and the Obligor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

8

(b)  On a continuing basis, the Obligor will make, execute, acknowledge, deliver, file and record, as the case may be, in the proper filing and recording places in any jurisdiction, including, without limitation, the jurisdictions indicated on Schedule C, attached hereto, and with the Federal Aviation Administration, all such instruments, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by the Secured Party, to perfect the Security Interest granted hereunder and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to the Secured Party the grant or perfection of a security interest in all the Collateral.

(c)  The Obligor hereby irrevocably appoints the Secured Party as the Obligor’s attorney-in-fact, with full authority in the place and stead of the Obligor and in the name of the Obligor, from time to time at the discretion of the Secured Party, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including the filing, in its sole discretion, of one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of the Obligor where permitted by law.

13.  Notices. All notices, requests, demands and other communications hereunder shall be in writing, with copies to all the other parties hereto, and shall be deemed to have been duly given when (i) if delivered by hand, upon receipt, (ii) if sent by facsimile, upon receipt of proof of sending thereof, (iii) if sent by nationally recognized overnight delivery service (receipt requested), the next business day or (iv) if mailed by first-class registered or certified mail, return receipt requested, postage prepaid, four days after posting in the U.S. mails, in each case if delivered to the following addresses:

If to the Obligor, to:
c/o Tactical Air Defense Services, Inc.
5001 Airport Drive
Denison, Texas 75025
Attention: Mark T. Daniels
Telephone: (903) 786-5300
Facsimile: (903) 786-5302

9

with a copy to:
Hodgson Russ LLP
60 E. 42nd Street, 37th Floor
New York, NY 10165
Attention: Jeffrey A. Rinde, Esq.
Telephone: (212) 661-3535
Facsimile: (212) 972-1677

If to Secured Party, to:

Mark T. Daniels
4521 PGA Blvd.
Palm Beach Gardens, Florida 33418
Tel: (561) 745-9422
Facsimile: (561) 745-5594

with a copy to:
Hodgson Russ LLP
60 E. 42nd Street, 37th Floor
New York, NY 10165
Attention: Jeffrey A. Rinde, Esq.
Telephone: (212) 661-3535
Facsimile: (212) 972-1677

14.  Other Security. To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, firm, corporation or other entity, then the Secured Parties shall have the right, in their sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Party’s rights and remedies hereunder.

15.  Miscellaneous.

(a)  No course of dealing between the Obligor and the Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Parties, any right, power or privilege hereunder or under the Promissory Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(b)  All of the rights and remedies of the Secured Party with respect to the Collateral, whether established hereby or by the Promissory Note, or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

(c)  This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements with respect thereto. Except as specifically set forth in this Agreement, no provision of this Agreement may be modified or amended except by a written agreement specifically referring to this Agreement and signed by the parties hereto.

10

(d)  In the event that any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable. If, notwithstanding the foregoing, any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Agreement in any other jurisdiction.

(e)  No waiver of any breach or default or any right under this Agreement shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same or similar nature or otherwise.

(f)  This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns.

(g)  Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

(h)  This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent the validity, perfection or enforcement of a security interest hereunder in respect of any particular Collateral which are governed by a jurisdiction other than the State of New York in which case such law shall govern. Each of the parties hereto irrevocably submit to the exclusive jurisdiction of any New York State or United States federal court sitting in New York county over any action or proceeding arising out of or relating to this Agreement, and the parties hereto hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The parties hereto further waive any objection to venue in the State of New York and any objection to an action or proceeding in the State of New York on the basis of forum non conveniens.

11

(i)  EACH PARTY HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRAIL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH PARTY HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH PARTY WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS RIGHTS TO A JURY TRIAL FOLLOWING SUCH CONSULTATION. THIS WAIVER IS IRREVOCABLE, MEANING THAT, NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS AND SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. IN THE EVENT OF A LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(j)  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

[THE REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY]

12

COUNTERPART SIGNATURE PAGE TO SECURITY AGREEMENT, DATED AS OF JULY __, 2006.

IN WITNESS WHEREOF, the parties hereto, intending to be bound hereby, have caused this Security Agreement to be executed the day and year first above written.

OBLIGOR:

[____________________________________]

By:
Name:
Title:

SECURED PARTY:

Mark T. Daniels

13

SCHEDULE A

Principal Offices

SCHEDULE B

Permitted Liens

SCHEDULE C

Jurisdictions

Utah
Texas
Ukraine
British Columbia

EXHIBIT 7(f)

FORM OF GUARANTY

THIS GUARANTY, dated as of July ___, 2006 (the "Guaranty"), is made by [_______________________], a Nevada corporation (the "Guarantor"), in favor of Mark Daniels (the “Secured Party”).

RECITALS

A. Concurrently herewith, Tactical Air Defense Services, Inc. (“Purchaser Parent”), the Guarantor, Genesis aviation Acquisition, Inc., OneSource Aviation Acquisition Inc., and Resource Financial Aviation Holdings, Inc. (together with Guarantor, the “Subsidiaries”) and AeroGroup Incorporated (“AeroGroup”) and its wholly-owned subsidiaries, Genesis Acquisition, Inc., Resource Financial Holding Acquisition, Inc. and OneSource Acquisition, Inc. (the “LLC Sellers” and, together with AeroGroup, the “Sellers”) entered into a Asset Purchase Agreement (the “Asset Purchase Agreement”), pursuant to which the Purchaser Parent has assumed the obligations of the Sellers pursuant to that certain Secured Party a Promissory Note (the “Note”), in the original aggregate principal amount of $1,100,000, issued to Secured Party (as defined in the Asset Purchase Agreement) (all capitalized terms not otherwise defined herein shall have the respective meanings assigned to them in the Asset Purchase Agreement); and

B. It is a condition precedent to the Closing of the acquisition contemplated by the Asset Purchase Agreement, that the Purchaser Parent shall have assumed all of the obligations under such Note and that the Guarantor and the other Subsidiaries shall have each executed a guaranty in favor of the Secured Party, guaranteeing payment of the Note; and

C. The Guarantor has duly authorized the execution, delivery and performance of this Guaranty; and

D. The Guarantor will derive substantial benefits from the acquisition of the Purchased Assets by the Sellers, which assets were acquired in part by Sellers from proceeds loaned by Secured Party as evidenced by the Note.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Secured Party to accept the assumption of the Note as partial payment for the Purchased Assets under the Asset Purchase Agreement, Guarantor agrees, unconditionally and absolutely, for the benefit of the Secured Party, as follows:

1. DEFINITIONS

(a)  As used in this Agreement, the following terms shall have the following meanings:

(i) “Transaction Documents" shall mean the Note, the Asset Purchase Agreement, the Security Agreement, any bills of sale, any release or assumption agreement, and any other documents executed and delivered by any of the Purchasers in connection with the Note or Asset Purchase Agreement.

(ii) "Parent’s Obligations" shall mean all obligations of the Purchaser Parent under the Note and those obligations of the Subsidiaries arising under any other documents executed and delivered by the Purchasers in connection with the Notes.

(iii) "Guarantor Documents" shall mean this Guaranty, and any other documents executed and delivered by any guarantor in connection with any of the Parent’s Obligations.

(iv) "U.C.C." shall mean the Uniform Commercial Code as in effect in the State of New York.

(b)  Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Guaranty, including its preamble and recitals, with such meanings.

2. GUARANTY PROVISIONS

(a) Guaranty.  Guarantor hereby absolutely, unconditionally and irrevocably (i) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all of the Parent’s Obligations, whether for principal, interest, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. 362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. 502 (b) and 506(b)), and (ii) indemnifies and holds harmless the Secured Party for any and all costs and expenses (including reasonable attorneys' fees and expenses) incurred by the Secured Party in enforcing any rights under this Guaranty; provided, however, that Guarantor shall be liable under this Guaranty only for the maximum amount of such liability that can be hereby incurred against such Guarantor without rendering this Guaranty, as it relates to the Guarantor or to any other Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Guaranty constitutes a guaranty of payment when due and not of collection, and the Guarantor specifically agrees that it shall not be necessary or required that the Secured Party exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Purchaser Parent or any other Subsidiary or any other Person before or as a condition to the obligations of the Guarantor hereunder.

(b)  Guaranty Absolute, etc. This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all the Parent’s Obligations have been paid in full and all obligations of the Guarantor hereunder shall have been paid in full. Guarantor unconditionally and absolutely guarantees that the Parent’s Obligations will be paid strictly in accordance with the terms of the Note under which it arises, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Secured Party with respect thereto. The liability of the Guarantor under this Guaranty shall be absolute, unconditional and irrevocable as to each Guarantor irrespective of:

2

(i) any lack of validity, legality or enforceability of the Note;

(ii) the failure of the Secured Party: (A) to assert any claim or demand or to enforce any right or remedy against the Purchaser Parent or any other Subsidiary, or any other person or entity (including any other guarantor) under the provisions of the Note, or (B) to exercise any right or remedy against any other guarantor of, or collateral securing, any of the Parent’s Obligations;

(iii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Parent’s Obligations, or any other extension, compromise or renewal of any of the Parent’s Obligations;

(iv) any reduction, limitation, impairment or termination of the Parent’s Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise or unenforceability of, or any other event or occurrence affecting, the Parent’s Obligations or otherwise;

(v) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Note;

(vi) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by the Secured Party securing any of the Parent’s Obligations; or

(vii) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any of the Purchasers, any surety or any guarantor.

(c)  No Transfer of Assets; No Change in Corporate Status. The Guarantor agrees that from the date of this Guaranty and until final payment in full of the Parent’s Obligations, except in the ordinary course of business, or if the Secured Party shall otherwise consent in writing, the Guarantor will not transfer any assets, the aggregate fair market value of which exceeds $50,000. The Guarantor shall not issue any securities (or derivative securities) or rights to acquire securities or indebtedness to any other party or guaranty and indebtedness of any party and shall not enter into any agreement obligating it to do any of the foregoing. The Guarantor shall not transfer any of their assets for so long as the Note is not repaid other than in the ordinary course of business. The Guarantor shall not merge with or enter into any kind of reorganization or combination with, any other entity.

3

(d)  Reinstatement, etc. Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Parent’s Obligations is rescinded or must otherwise be restored by the Secured Party, upon the insolvency, bankruptcy or reorganization of the Purchaser Parent, the Guarantor, any Subsidiary or otherwise, all as though such payment had not been made.

(e)  Waiver, etc. The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Parent’s Obligations and this Guaranty and any requirement that the Secured Party protect, secure, perfect or insure any security interest, or any property subject thereto, or exhaust any right or take any action against the Purchasers or any other Person (including any other guarantor) or entity or any, collateral securing the Parent’s Obligations, as the case may be.

(f)  Waiver of Subrogation. The Guarantor hereby irrevocably waives any claim or other rights which he may now or hereafter acquire against the Purchase Parent or Seller that arise from the existence, payment, performance or enforcement of any Guarantor's obligations under this Guaranty or any other Transaction Documents, including any right of subrogation, reimbursement, exoneration, or indemnification, any right to participate in any claim or remedy of the Secured Party against the Purchaser Parent or any other Subsidiary or any collateral which the Secured Party now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from the Purchasers, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Guarantor in violation of the preceding sentence, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for, the Secured Party and shall forthwith be paid to the Secured Party to be credited and applied upon the Parent’s Obligations, whether matured or unmatured. The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Note and from the Sold Assets acquired by the Purchasers as a result of the issuance thereof and that the waiver set forth in this Section 2(f) is knowingly made in contemplation of such benefits.

(g)  Successors, Transferees and Assigns.

(i) This Guaranty shall: (A) be binding upon the Guarantor and its successors, transferees and assigns; and (B) inure to the benefit of and be enforceable by the Secured Party, and his successors, transferees and assigns.

(ii)  Without limiting the generality of clause (i) of this Section 2(g), but subject to any contrary provision contained in the Note, the Secured Party may assign or otherwise transfer (in whole or in part) their rights in the Notes to any other Person, and such other Person shall thereupon become vested with all rights and benefits in respect thereof granted to such Person in exercising rights and remedies under the Note, or otherwise, subject, however, to any contrary provisions in such assignment or transfer.

4

(h)  Termination. This Agreement shall terminate when there is no longer any amount outstanding on the Note.

3. MISCELLANEOUS PROVISIONS

(a)  Binding on Successors, Transferees and Assigns; Assignment. In addition to, and not in limitation of, Section 2(g), and subject to the Notes, this Guaranty shall be binding upon the Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by the Secured Parties, and its successors, transferees and assigns (to the full extent provided pursuant to Section 2(g)); provided, however, that the Guarantor may not assign any of its obligations hereunder without the prior written consent of the Secured Party.

(b) Amendments, etc. No amendment to or waiver of any provision of this Guaranty, and no consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(c) Notices. Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

If to the Guarantor, to:

C/o Tactical Air Defense Services, Inc.
5001 Airport Drive
Denison, Texas 75025
Tel: (903) 786-5300
Facsimile: (903) 786-5302

With copy to:

Hodgson Russ LLP
60 E. 42nd Street, 37th Floor
New York, NY 10165
Attention: Jeffrey A. Rinde, Esq.
Telephone: (212) 661-3535
Facsimile: (212) 972-1677

5

If to the Secured Party, to:

Mark T. Daniels
4521 PGA Blvd.
Palm Beach Gardens, Florida 33418
Tel: (561) 745-9422
Facsimile: (561) 745-5594

With copy to:

Hodgson Russ LLP
60 E. 42nd Street, 37th Floor
New York, NY 10165
Attention: Jeffrey A. Rinde, Esq.
Telephone: (212) 661-3535
Facsimile: (212) 972-1677

(d)  No Waiver; Remedies. In addition to, and not in limitation of, Section 2(b) and Section 2(e), no failure on the part of the Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

(e) Captions. Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

(f) Severabilitv. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

(g) Governing Law. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK FOR PURPOSES OF ANY ACTION OR PROCEEDING INVOLVING THIS GUARANTY, THE GUARANTOR HEREBY EXPRESSLY SUBMITS TO THE JURISDICTION OF ALL FEDERAL AND STATE COURTS LOCATED IN THE STATE OF NEW YORK AND CONSENTS THAT IT MAY BE SERVED WITH ANY PROCESS OR PAPER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, ADDRESSED AS SET FORTH IN SECTION 3(C) OF THIS GUARANTY OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK, PROVIDED A REASONABLE TIME FOR APPEARANCE IS ALLOWED. THE FOREGOING SHALL NOT OPERATE IN ANY MANNER TO PROHIBIT THE SECURED PARTIES FROM BRINGING AN ACTION AGAINST THE GUARANTOR IN ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

6

(h) Waiver of Jury Trial. THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY. THE GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTIES ENTERING INTO THE NOTES.

[THE REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY]

7

IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered as of the date first above written.

[_______________________________________] By: Name: Title: President

8

Exhibit 8(l)

Form of Patent Assignment

vi

Form **PTO-1595**
(Rev. 03/01)
OMB No. 0651-0027 (exp. 5/31/2002)

RECORDATION FORM COVER SHEET

PATENTS ONLY

U.S. DEPARTMENT OF COMMERCE
U.S. Patent and Trademark Office

To the Honorable commissioner of Patents and Trademarks: Please record the attached original documents or copy thereof.

1. Name of conveying party(ies):

AeroGroup Incorporated

Additional name(s) of conveying party(ies) attached? ☒ Yes ☐ No

2. Name and address of receiving party(ies)

Name: **Tactical Air Defense Services, Inc.**

Internal Address: ______

Street Address: **5001 Airport Drive**

City: **Denison** State **TX** Zip: **75025**

Additional name(s) & address(es) attached? ☐ Yes ☒ No

3. Nature of Conveyance:

☒ Assignment ☐ Merger

☐ Security Agreement ☐ Change of Name

☐ Other ______

Execution Date: **July , 2006**

4. Application number(s) or patent numbers(s):

If this document is being filed together with a new application, the execution date of the application is: ______

A. Patent Application No.(s)

B. Patent Registration No.(s) **See attached**

Additional number(s) attached ☒ Yes ☐ No

5. Name and address of party to whom correspondence concerning document should be mailed:

Name: **Ronniel Levy, Esq.**

Internal Address: **Hodgson Russ LLP**

Street Address: **60 East 42nd Street, 37th Floor**

City: **New York** State: **NY** Zip: **10165**

6. Total number of applications and patents involved: 3

7. Total fee (37 CFR 3.41)................$______

☒ Enclosed

☐ Authorized to be charged to deposit account

8. Deposit account number:

______

(Attach duplicate copy of this page if paying by deposit account)

DO NOT USE THIS SPACE

9. Statement and signature.

To the best of my knowledge and belief, the foregoing information is true and correct and any attached copy is a true copy of the original document.

Mark T. Daniels ______ July , 2006
Name of Person Signing Signature Date

Total number of pages including cover sheet, attachments, and document: ☐

Mail documents to be recorded with required cover sheet information to:
Commissioner of Patent & Trademarks, Box Assignments
Washington, D.C. 20231